                                            REGISTRATION NO. 333-53589/811-08789

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                         [X]

                                        Pre-Effective Amendment No.             [ ]
                                        Post-Effective Amendment No. 7          [X]

                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                 [X]

                                      Amendment No. 9                           [X]



                            ------------------------

                                VALIC Company II
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              NORI L. GABERT, ESQ.
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  713.831.5165
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                         THE CORPORATION TRUST COMPANY
                              300 EAST LOMBARD ST.
                            BALTIMORE, MARYLAND 21202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    Copy to:
                              DAVID M. LEAHY, ESQ.
                            SULLIVAN & WORCESTER LLP
                               1666 K STREET, N.W.
                             WASHINGTON, D.C. 20006

                            ------------------------

It is proposed that this filing will become effective (check appropriate box):

[  ] immediately upon filing pursuant to paragraph (b)

[X]  on January 1, 2003, pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

                                VALIC COMPANY II
                               2929 Allen Parkway
                              Houston, Texas 77019


                                January 1, 2003



VALIC Company II ("Series Company") is a mutual fund made up of 15 separate Funds (the "Funds"). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.



                        Aggressive Growth Lifestyle Fund


                           Capital Appreciation Fund


                       Conservative Growth Lifestyle Fund


                                 Core Bond Fund


                              High Yield Bond Fund


                          International Growth II Fund


                              Large Cap Value Fund


                              Mid Cap Growth Fund


                               Mid Cap Value Fund


                         Moderate Growth Lifestyle Fund


                              Money Market II Fund


                             Small Cap Growth Fund


                              Small Cap Value Fund


                           Socially Responsible Fund


                              Strategic Bond Fund



THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS


TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE..................................................     1
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEETS............................................     4
  Aggressive Growth Lifestyle Fund..........................     4
  Capital Appreciation Fund.................................     6
  Conservative Growth Lifestyle Fund........................     8
  Core Bond Fund............................................    10
  High Yield Bond Fund......................................    12
  International Growth II Fund..............................    14
  Large Cap Value Fund......................................    16
  Mid Cap Growth Fund.......................................    18
  Mid Cap Value Fund........................................    20
  Moderate Growth Lifestyle Fund............................    22
  Money Market II Fund......................................    24
  Small Cap Growth Fund.....................................    26
  Small Cap Value Fund......................................    28
  Socially Responsible Fund.................................    30
  Strategic Bond Fund.......................................    32
EXPENSE SUMMARY.............................................    34
INVESTMENT GLOSSARY.........................................    36
  American Depositary Receipts..............................    36
  Asset-Backed Securities...................................    36
  Derivatives...............................................    36
  Diversification...........................................    36
  Equity Securities.........................................    36
  Exchange Traded Funds.....................................    36
  Fixed Income Securities...................................    36
  Foreign Currency..........................................    37
  Foreign Securities........................................    37
  Illiquid Securities.......................................    37
  Lending Portfolio Securities..............................    37
  Loan Participations and Assignments.......................    37
  Money Market Securities...................................    38
  Mortgage-Related Securities...............................    38
  Repurchase Agreements.....................................    38
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowing..............................................    38
  Temporary Defensive Investment Strategy...................    39
  When-Issued Securities....................................    39
ABOUT PORTFOLIO TURNOVER....................................    39
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    39
  Investment Adviser........................................    39
  Investment Sub-Advisers...................................    39
     AIG Global Investment Corp.............................    40
     Banc One Investment Advisors Corporation...............    40
     Credit Suisse Asset Management, LLC....................    41
     Franklin Advisers, Inc.................................    41
     INVESCO Funds Group, Inc...............................    41
     Putnam Investment Management, Inc......................    41
     SunAmerica Asset Management Corp.......................    41
     SSgA Funds Management, Inc.............................    42
     Wellington Management Company, LLP.....................    42
  How VALIC is Paid for Its Services........................    42
ACCOUNT INFORMATION.........................................    43
  Series Company Shares.....................................    43
  Buying and Selling Shares.................................    43
  How Shares are Valued.....................................    43
  Dividends and Capital Gains...............................    43
  Tax Consequences..........................................    43
FINANCIAL HIGHLIGHTS........................................    44
INTERESTED IN LEARNING MORE.................................    59

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates.


All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.


Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------


The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Trustees without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective. In addition, all of the Funds other than the Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund and Moderate Growth Lifestyle Fund have investment strategies which require 80% of each Fund's assets to be invested consistently with its name. The Series Company may change these strategies without investor approval; however, investors will receive 60 days notice prior to any such change.


Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

AGGRESSIVE GROWTH LIFESTYLE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks growth through investments in a combination of the Funds of the Series Company and VALIC Company I, another mutual fund managed by VALIC ("Underlying Funds"). This Fund is suitable for investors seeking the potential for capital growth that a fund investing predominately in equity securities may offer.

INVESTMENT STRATEGY
Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges for this Fund.

International equity securities     15%-35%
Domestic equity securities          60%-80%
Bonds                                5%-15%

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks associated with the Underlying Funds as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Underlying Funds may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.


Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.


Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of an Underlying Fund's interest-paying fixed income securities.

Management Risk: The risk that the sub-adviser's selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Market Risk: The Underlying Funds' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds. By concentrating on a small number of investments, the Fund's risk is increased because the effect of each holding on the Fund's performance is greater. The Underlying Funds are diversified funds, except for 3 Funds in VALIC Company I: Health Sciences, International Government Bond, and Nasdaq-100 Index Funds.


Risk of Investing in Small-Cap and Mid-Cap Companies: The Fund invests in Underlying Funds that invest in stocks of smaller companies and, to a lesser extent, mid-cap companies, that may be more volatile than, and not as readily marketable as, those of larger companies.


Risk of Investing in Technology Companies: The Fund may invest in Underlying Funds that have substantial holdings in technology companies. Technology companies may react similarly to certain market pressures and events. They may be affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, these Underlying Funds' returns may be considerably more volatile than the returns of funds that do not invest in technology companies.

AGGRESSIVE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------


Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities that are regarded as predominantly speculative with respect to issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.


PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.


This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             29.99%
2000                                             -6.49%
2001                                            -12.47%

------------


For the year-to-date through September 30, 2002, the Fund's return was -23.73%.


Best quarter:  21.90%, quarter ending December 31, 1999

Worst quarter:  -16.56%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Fund's benchmark and the S&P 500(R) Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
Aggressive Growth Lifestyle            -12.47%        7.15%
Benchmark                              -11.75%        4.29%(1)
S&P 500 Index                          -11.88%        4.86%

------------------------------------------------------------------
(1) Reflects returns from 10/1/98 to 12/31/01; benchmark value is only published at the end of the month.

BENCHMARK INFORMATION
The benchmark for the Fund is a blend of the Wilshire 5000 Total Market Index ("Wilshire")(65%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("EAFE") Index (25%), and Lehman Brothers Aggregate Index (10%). The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks. Wilshire measures the performance of all U.S. equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Lehman Brothers Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

CAPITAL APPRECIATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Credit Suisse Asset Management, LLC ("CSAM")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

INVESTMENT STRATEGY
The Fund invests in the following types of equity securities of U.S. issuers: common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities.

The sub-adviser seeks to identify growth opportunities for the Fund. The sub-adviser looks for sectors and companies that it believes will outperform the overall market. The sub-adviser also looks for themes or patterns that it generally associates with growth companies, such as: significant fundamental changes, including changes in senior management; generation of a large free cash flow; proprietary products and services; and company share-buyback programs. The sub-adviser selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

The Fund may invest up to 20% of total assets in the equity securities of foreign issuers.


The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.


INVESTMENT RISKS
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.


IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Prior to January 1, 2002, the Fund was sub-advised by Goldman Sachs Asset Management. CSAM assumed sub-advisory duties January 1, 2002.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             35.44%
2000                                            -22.63%
2001                                            -21.46%

------------


For the year-to-date through September 30, 2002, the Fund's return was -34.15%.


Best quarter:  23.01%, quarter ending December 31, 1999

Worst quarter:  -21.96%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the Fund's index, the Russell 1000(R) Growth Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                 SINCE INCEPTION
      AS OF DECEMBER 31, 2001         ONE YEAR     (9/21/1998)
      -----------------------         --------   ---------------
Capital Appreciation                  -21.46%         0.38%
Russell 1000 Growth Index             -20.42%         1.15%

------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

CONSERVATIVE GROWTH LIFESTYLE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks current income and low to moderate growth of capital through investments in a combination of the Funds of the Series Company and VALIC Company I, another mutual fund managed by VALIC ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the market risks of either the Aggressive Growth Lifestyle Fund or the Moderate Growth Lifestyle Fund.

INVESTMENT STRATEGY
Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges for this Fund.

International equity securities                   5%-15%
Domestic equity securities                       20%-50%
Bonds                                            45%-65%

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks associated with the Underlying Funds as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Underlying Funds may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.


Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.


Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of an Underlying Fund's interest-paying fixed income securities.


Management Risk: The risk that the sub-adviser's selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.


Market Risk: The Underlying Funds' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds. By concentrating on a small number of investments, the Fund's risk is increased because the effect of each holding on the Fund's performance is greater. The Underlying Funds are diversified funds, except for 3 Funds in VALIC Company I: Health Sciences, International Government Bond, and Nasdaq-100 Index Funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Underlying Funds to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Underlying Funds.


Risk of Investing in Small-Cap and Mid-Cap Companies: The Fund invests in Underlying Funds that invest in stocks of smaller companies and, to a lesser extent, mid-cap companies, that may be more volatile than, and not as readily marketable as, those of larger companies.

CONSERVATIVE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------


Risk of Investing in Technology Companies: The Fund may invest in Underlying Funds that have substantial holdings in technology companies. Technology companies may react similarly to certain market pressures and events. They may be affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, these Underlying Funds' returns may be considerably more volatile than the returns of funds that do not invest in technology companies.



Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities that are regarded as predominantly speculative with respect to issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.


PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.


This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             13.32%
2000                                              3.10%
2001                                             -1.73%

------------


For the year-to-date through September 30, 2002, the Fund's return was -8.89%.


Best quarter:  11.58%, quarter ending December 31, 1999

Worst quarter:  -6.13%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Fund's benchmark and the S&P 500(R) Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
Conservative Growth Lifestyle           -1.73%        8.45%
Benchmark                               -2.11%        6.38%(1)
S&P 500 Index                          -11.88%        4.86%

------------------------------------------------------------------
(1) Reflects returns from 10/1/98 to 12/31/01; benchmark value is only published at the end of the month.

BENCHMARK INFORMATION
The benchmark for the Lifestyle Fund is a blend of the Wilshire 5000 Total Market Index ("Wilshire") (42%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("EAFE") Index (8%), and Lehman Brothers Aggregate Index (50%). The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large cap stocks. Wilshire measures the performance of all U.S. equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Lehman Brothers Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

CORE BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return consistent with conservation of capital through investments in medium to high quality fixed-income securities.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of net assets in medium to high quality fixed-income securities, including corporate debt securities, or in securities issued or guaranteed by the U.S. Government, mortgage-backed or asset-backed securities. U.S. Government securities are securities issued or guaranteed by the U.S. Government which are supported by the full faith and credit of the U.S. Government; the right of the issuer to borrow from the U.S. Treasury; the credit of the issuing government agency; or the authority of the U.S. Government to purchase obligations of the agency. "Net assets" will take into account borrowing for investment purposes. A portion of the 80% may also be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities are rated investment grade or higher. However, the sub-adviser is not required to dispose of a security if its rating is downgraded. Up to 10% of the Fund's total assets may be invested in lower quality fixed-income securities, those rated below Baa3 by Moody's Investor Services, Inc. ("Moody's") and BBB-by Standard & Poor's Corporation ("S&P").



Up to 20% of the Fund's net assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit, and other cash equivalents and cash. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund's net assets.


The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently. A high portfolio turnover rate may result in higher brokerage commissions and other transaction costs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.


Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities that are regarded as predominantly speculative with respect to issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

CORE BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Prior to January 1, 2002, the Fund was sub-advised by American General Investment Management, L.P. AIGGIC assumed sub-advisory duties January 1, 2002.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             -1.15%
2000                                              8.49%
2001                                              6.78%

------------


For the year-to-date through September 30, 2002, the Fund's return was 7.49%.


Best quarter:  3.89%, quarter ending September 30, 2001

Worst quarter:  -1.42%, quarter ending June 30, 1999

This table compares the Fund's average annual returns to the returns of the Fund's index, the Lehman Brothers Aggregate Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.
------------------------------------------------------------------

                                                SINCE INCEPTION
AS OF DECEMBER 31, 2001              ONE YEAR     (9/21/1998)
-----------------------              --------   ----------------
Core Bond                             6.78%          4.83%
Lehman Brothers Aggregate Index       8.42%          6.19%

------------------------------------------------------------------

The Lehman Brothers Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

HIGH YIELD BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

INVESTMENT STRATEGY

At least 80% of the Fund's net assets are invested, under normal circumstances, in below-investment grade junk bonds. These high yielding, high risk fixed-income securities are rated below Baa3 by Moody's and BBB- by S&P. Up to 15% can be rated below Caa3 by Moody's or CCC- by S&P. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities. "Net assets" will take into account borrowing for investment purposes.



To balance this risk, the Fund may invest up to 20% of net assets in investment grade fixed-income securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P. In addition, the Fund may invest up to 15% of total assets in zero coupon securities (securities not paying current cash interest), and up to 20% of net assets in equity securities. Equity securities includes common or preferred stocks, warrants, and convertible securities.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.


Risk of Lower Rated Fixed-Income Securities: The Fund's investments will be in high yielding, high risk fixed-income securities that are regarded as predominantly speculative with respect to issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Prior to January 1, 2002, the Fund was sub-advised by American General Investment Management, L.P. AIGGIC assumed sub-advisory duties January 1, 2002 with the same portfolio managers managing the Fund.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                              2.94%
2000                             -5.99%
2001                              6.01%

------------


For the year-to-date through September 30, 2002, the Fund's return was -8.17%.


Best quarter:  5.49%, quarter ending March 31, 2001

Worst quarter:  -7.59%, quarter ending December 31, 2000

This table compares the Fund's average annual returns to the returns of the Fund's index, the Salomon Smith Barney High-Yield Market Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                     SINCE INCEPTION
AS OF DECEMBER 31, 2001                   ONE YEAR     (9/21/1998)
-----------------------                   --------   ---------------
High Yield Bond                             6.01%         2.45%
Salomon Smith Barney
 High-Yield Market Index                    5.44%         1.43%(1)

------------------------------------------------------------------
(1) Reflects returns from 10/1/98 to 12/31/01; benchmark value is only published at the end of the month.

The Salomon Smith Barney High-Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the U.S. or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.

INTERNATIONAL GROWTH II FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Putnam Investment Management, LLC ("Putnam")

INVESTMENT OBJECTIVE
The Fund seeks to provide capital appreciation.

INVESTMENT STRATEGY

The Fund pursues its objective by investing mainly in stocks issued by companies outside the United States. Under normal market conditions, at least 80% of the Fund's net assets are invested in the equity securities of companies located in at least three countries other than the United States. "Net assets" will take into account borrowing for investment purposes. The sub-adviser selects the countries and industries it believes have favorable investment potential.


The sub-adviser invests mainly in mid-sized and large companies, although it can invest in companies of any size. Although the sub-adviser emphasizes investments in developed countries, it may also invest in companies located in developing (also known as "emerging") markets.

To determine whether a company is located outside the United States, the sub-adviser looks at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. The sub-adviser will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell investments.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.


Developing Country Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing countries, as these markets are generally more volatile than the markets of developed countries.


Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund was sub-advised by Thompson, Siegel & Walmsley, Inc. from July 24, 2000 to December 31, 2001. From inception to July 24, 2000, the Fund was sub-advised by Jacobs Asset Management, Inc. Putnam assumed sub-advisory duties January 1, 2002.

INTERNATIONAL GROWTH II FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             56.69%
2000                                            -16.17%
2001                                            -18.95%

------------


For the year-to-date through September 30, 2002, the Fund's return was -23.56%.


Best quarter:  47.20%, quarter ending December 31, 1999

Worst quarter:  -19.62%, quarter ending September 30, 2001


This table compares the Fund's average annual returns to the returns of the Morgan Stanley Capital International(R) Europe, Australasia, Far East ("EAFE") Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.


------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
International Growth II               -18.95%         5.51%
EAFE Index                            -21.44%         1.00%(1)


------------------------------------------------------------------
(1) Reflects returns from 10/1/98 to 12/31/01; benchmark value is only published at the end of the month.


The EAFE Index is comprised of the 21 Morgan Stanley International country indices and measures the performance of approximately 1,000 large-cap stocks.

LARGE CAP VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
SSgA Funds Management, Inc. ("SSgA FM")

INVESTMENT OBJECTIVE
The Fund seeks to provide total returns that exceed over time the Russell 1000(R) Value Index ("Index") through investment in equity securities.

The Index is a sub-index of the Russell 3000(R) Index. The Russell 3000(R) Index follows the 3,000 largest U.S. companies, based on total market capitalization. The Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, focusing on those with lower price-to-book ratios and lower forecasted growth values.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of net assets in the equity securities of the largest 1200 companies by market capitalization traded in the United States. "Net assets" will take into account borrowing for investment purposes. The sub-adviser combines financial accounting data with earnings forecasts provided by many security analysts. This quantitative method allows the sub-adviser to quickly and systematically evaluate large amounts of data.


The constructed portfolio is well-diversified, maintaining industry and sector exposures and macroeconomic and risk characteristics that are similar to the Index.


The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:


IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.



Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Quantitative Risk: The different factors that go into the quantitative analysis can be changed periodically. The weight of each factor may also change; thus, the analytical model may have different historical or future performance compared to the Fund.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             5.31%
2000                                             5.59%
2001                                            -1.81%

------------


For the year-to-date through September 30, 2002, the Fund's return was -15.69%.


Best quarter:  12.46%, quarter ending June 30, 1999

Worst quarter:  -9.94%, quarter ending September 30, 1999

This table compares the Fund's average annual returns to the returns of the Fund's index, the Russell 1000(R) Value Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
Large Cap Value                        -1.81%         7.69%
Russell 1000 Value Index               -5.59%         7.27%

------------------------------------------------------------------
The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

MID CAP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
INVESCO Funds Group, Inc. ("INVESCO")

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation principally through investments in medium capitalization equity securities, such as common and preferred stocks and securities convertible into common stocks.

INVESTMENT STRATEGY

This Fund invests, under normal circumstances, at least 80% of net assets in the equity securities and equity related instruments of medium capitalization companies. "Net assets" will take into account borrowing for investment purposes. The sub-adviser defines mid-sized companies as companies that are included in the Russell Mid-Cap(R) Growth Index ("Index") at the time of purchase, or if not included in that Index, have market capitalization between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of companies in the Index. As of September 30, 2002, the smallest company in the Index had a market capitalization of $220 million and the largest company in the Index had a market capitalization of $11.37 billion.



The sub-adviser seeks to achieve capital appreciation through an opportunistic investment strategy with a growth bias. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that the sub-adviser believes will lead to rapid sales or earnings growth.



The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently. A high portfolio turnover rate may result in higher brokerage commissions and other transaction costs.


The sub-adviser uses a "bottom up" approach to select specific investments, employing analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed-income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market. Although the Fund's portfolio securities generally will be acquired for the long term, they may be sold under some of the following circumstances when the sub-adviser believes that: a) the anticipated price appreciation has been achieved or is no longer probable; b) alternative investments offer superior total return prospects; or c) fundamentals change adversely.


Up to 20% of the Fund's net assets may be invested in other domestic equity securities, including common and preferred stocks, convertible securities and bonds. The Fund may invest up to 25% of its total assets in foreign securities. The Fund may purchase ADRs but does not consider ADRs or Canadian securities to be foreign securities.



INVESTMENT RISKS

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Risk of Investing in Small-Cap and Mid-Cap Companies: The Fund invests in Underlying Funds that invest in stocks of smaller companies and, to a lesser extent, mid-cap companies, that may be more volatile than, and not as readily marketable as, those of larger companies.

MID CAP GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


From the Fund's inception, September 21, 1998, until September 29, 2000, Brown Capital Management, Inc. was the Fund's sub-adviser. INVESCO became the sub-adviser effective September 29, 2000.


This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                              6.42%
2000                                              0.34%
2001                                            -30.45%

------------


For the year-to-date through September 30, 2002, the Fund's return was -36.12%.


Best quarter:  29.78%, quarter ending December 31, 2001

Worst quarter:  -33.11%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Fund's index, the Russell MidCap(R) Growth Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
MidCap Growth                         -30.45%        -1.92%
Russell Mid-Cap Growth Index          -20.15%         9.20%

------------------------------------------------------------------

The Russell Mid-Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

MID CAP VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE
The Fund seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. "Net assets" will take into account borrowing for investment purposes. Mid-capitalization companies include companies with a market capitalization equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell MidCap(R) Index range. As of June 30, 2002, the largest company in the Russell MidCap(R) Index had a market capitalization of approximately $10.8 billion. The Fund may invest up to 20% of its total assets in foreign securities.


The Fund's investment strategy employs a contrarian approach to stock selection (investing in stocks that may be out of favor in the marketplace), favoring securities that appear to be undervalued in the marketplace. The sub-adviser conducts extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Fundamental analysis consists of review of a company's business prospects, including its financial strength, business plans, industry, position and management experience. Valuation techniques are a key component of the Fund's investment approach. The sub-adviser assesses a stock's value on three primary criteria: the issuer's earnings power, the company's growth potential and the stock's price-to-earnings ratio. Stocks are selected from those issuers that have the most compelling blend of high fundamental investment value, a strong management team, and strong industry position.

INVESTMENT RISKS
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.


Risk of Investing in Small-Cap and Mid-Cap Companies: The Fund invests in Underlying Funds that invest in stocks of smaller companies and, to a lesser extent, mid-cap companies, that may be more volatile than, and not as readily marketable as, those of larger companies.


Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

MID CAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Prior to January 1, 2002, the Fund was sub-advised by Neuberger Berman Management, Inc. Wellington Management assumed sub-advisory duties January 1, 2002.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             22.22%
2000                                             28.97%
2001                                             -1.84%

------------


For the year-to-date through September 30, 2002, the Fund's return was -20.36%.


Best quarter:  16.13%, quarter ending June 30, 1999

Worst quarter:  -11.91%, quarter ending September 30, 1999


This table compares the Fund's average annual returns to the returns of the Russell 2500(R) Value Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.


------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
Mid Cap Value                           -1.84%       20.75%
Russell 2500 Value Index                 9.74%       13.10%


------------------------------------------------------------------


The Russell 2500 Value Index measures the performance of those Russell 2500 companies (the 2500 smallest companies, by market capitalization in the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. Because many companies are partially allocated to both the Russell 2500 Growth and Russell 2500 Value, the number of securities in both indices will exceed those securities in the Russell 2500. However, the sum of the market capitalization of the Russell 2500 Growth and the Russell 2500 Value will always equal the market capitalization of the Russell 2500 Index. The Russell indices are reconstituted, annually, on June 30th.

MODERATE GROWTH LIFESTYLE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks growth and current income through investments in a combination of Funds of the Series Company and VALIC Company I, another mutual fund managed by VALIC ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the market risks of the Aggressive Growth Lifestyle Fund.

INVESTMENT STRATEGY
Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges for this Fund.

International equity securities           10%-20%
Domestic equity securities                35%-65%
Bonds                                     25%-45%

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks associated with the Underlying Funds as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Underlying Funds may be unable to make interest or principal payments.


Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Funds' potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Funds' derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.



Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.


Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of an Underlying Fund's interest-paying fixed income securities.


Management Risk: The risk that the sub-adviser's selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.


Market Risk: The Underlying Funds' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds. By concentrating on a small number of investments, the Fund's risk is increased because the effect of each holding on the Fund's performance is greater. The Underlying Funds are diversified funds, except for 3 Funds in VALIC Company I: Health Sciences, International Government Bond, and Nasdaq-100 Index Funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Underlying Funds to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Underlying Funds.


Risk of Investing in Small-Cap and Mid-Cap Companies: The Fund invests in Underlying Funds that invest in stocks of smaller companies and, to a lesser extent, mid-cap companies, that may be more volatile than, and not as readily marketable as, those of larger companies.



Risk of Investing in Technology Companies: The Fund may invest in Underlying Funds that have substantial holdings in technology companies. Technology companies may react

MODERATE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------


similarly to certain market pressures and events. They may be affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, these Underlying Funds' returns may be considerably more volatile than the returns of funds that do not invest in technology companies.



Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities that are regarded as predominantly speculative with respect to issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.


PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.


This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             18.81%
2000                                             -0.57%
2001                                             -5.69%

------------


For the year-to-date through September 30, 2002, the Fund's return was -15.14%.


Best quarter:  15.23%, quarter ending December 31, 1999

Worst quarter:  -10.52%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Fund's benchmark and the S&P 500(R) Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
Moderate Growth Lifestyle              -5.69%         8.11%
Benchmark                              -6.79%         5.29%(1)
S&P 500 Index                         -11.88%         4.86%

------------------------------------------------------------------
(1) Reflects returns from 10/1/98 to 12/31/01; benchmark value is only published at the end of the month.

BENCHMARK INFORMATION
The benchmark for the Fund is a blend of a combination of the Wilshire 5000 Total Market Index ("Wilshire") (55%), Morgan Stanley Capital International(R) Europe, Australasia, Far East ("EAFE") (15%) Index, and Lehman Brothers Aggregate Index (30%). The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large cap stocks. Wilshire measures the performance of all U.S. equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Lehman Brothers Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

MONEY MARKET II FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
SunAmerica Asset Management Corp. ["SAAMCo"]

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"), such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

- Commercial paper sold by corporations and finance companies

- Corporate debt obligations with remaining maturities of 13 months or less

- Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

- Asset-backed securities

- Loan participations

- Adjustable rate securities


- Variable rate demand notes


- Illiquid and restricted securities (limited to 10% of the Fund's net assets at all times)

- Rule 144A securities (liquid)

INVESTMENT RISK
Because of the following principal risks, the value of your investment may fluctuate:

- The rate of income varies daily depending on short-term interest rates.

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline.

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------


The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.



This chart illustrates the Fund's annual returns since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.



SAAMCo was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.


                                  (BAR CHART)

1999                                              4.76%
2000                                              6.03%
2001                                              3.69%

------------


For the year-to-date through September 30, 2002, the Fund's return was 0.99%.


Best quarter:  1.56%, quarter ended December 31, 2000

Worst quarter:  0.50%, quarter ended December 31, 2001

MONEY MARKET II FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

------------------------------------------------------------------


                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
Money Market II                        3.69%          4.93%
30 Day CD Rate                         2.90%          4.09%


------------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

SMALL CAP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Franklin Advisers, Inc. ("Franklin")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small capitalization (small cap) companies. "Net assets" will take into account borrowing for investment purposes. For this Fund, small cap companies are those companies with market cap values not exceeding:
(i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000(R) Growth Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. The sub-adviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds these small cap measures. The Fund follows a practice of selectively selling investment positions so as to maintain a median market cap value for its portfolio of approximately $1.5 billion or lower.


In addition to the Fund's main investments, the Fund may invest in equity securities of larger companies. When suitable opportunities are available, the Fund may also invest in initial public offerings (IPO's) of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

The sub-adviser pursues a research driven growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the sub-adviser chooses companies that it believes are positioned for above-average growth in revenues, earnings or assets. The sub-adviser relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysts to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price.

In choosing individual equity investments, the Fund's sub-adviser also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

INVESTMENT RISKS
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.


IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Prior to January 1, 2002, the Fund was sub-advised by J.P. Morgan Investment Management, Inc. Franklin assumed sub-advisory duties January 1, 2002.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             69.79%
2000                                            -21.05%
2001                                            -23.80%


For the year-to-date through September 30, 2002, the Fund's return was -40.44%.


Best quarter:  48.83%, quarter ending December 31, 1999

Worst quarter:  -31.02%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Fund's index, the Russell 2000(R) Growth Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
Small Cap Growth                      -23.80%         7.96%
Russell 2000 Growth Index              -9.23%         7.09%

------------------------------------------------------------------

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

SMALL CAP VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Banc One Investment Advisors Corporation ("Banc One")

INVESTMENT OBJECTIVE
The Fund seeks to provide maximum long-term return, consistent with reasonable risk to principal, by investing primarily in securities of small capitalization companies in terms of revenues and/or market capitalization.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of small capitalization companies, which are companies whose total market capitalizations range from $100 million to $3 billion at the time of purchase. "Net assets" will take into account borrowing for investment purposes. The sub-adviser will use a value-oriented approach. Companies will be selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. The sub-adviser will also evaluate companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value.



The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.


IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.


Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


As of January 1, 2002, Banc One assumed active management of the Fund's entire portfolio. The performance shown below reflects that of both the actively and passively managed portions of the Fund's investment portfolio and includes all advisers. Prior to January 1, 2002, VALIC managed the passively managed portion of the Fund's investment portfolio from September 1, 1999 to December 31, 2001. (VALIC continues to serve as adviser to the Fund.) Prior to this, Bankers Trust Company

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

managed the passively managed portion from September 21, 1998 to August 31, 1999. Prior to January 1, 2002, Fiduciary Management Associates Inc. actively managed the remainder of the Fund's investment portfolio since its inception.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             -6.57%
2000                                             22.15%
2001                                              7.10%

------------


For the year-to-date through September 30, 2002, the Fund's return was -17.88%.


Best quarter:  14.54%, quarter ending December 31, 2001

Worst quarter:  -14.76%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Fund's index, the Russell 2000(R) Value Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
Small Cap Value                         7.10%        10.31%
Russell 2000 Value Index               14.02%        13.40%

------------------------------------------------------------------

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

SOCIALLY RESPONSIBLE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to obtain growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of net assets in the equity securities of companies meeting the Fund's social criteria. "Net assets" will take into account borrowing for investment purposes. To determine which companies meet the Fund's social criteria, the sub-adviser relies on industry classifications and research services such as the Investor Responsibility Research Center ("IRRC").


The Fund does not invest in companies that are significantly engaged in:

-  the production of nuclear energy;

-  the manufacture of weapons or delivery systems;

-  the manufacture of alcoholic beverages or tobacco products;

-  the operation of gambling casinos; or

- business practices or the production of products that significantly pollute the environment.


Up to 20% of the Fund's net assets may be invested in high quality money market securities and warrants, or in other types of equity securities of companies meeting social criteria, including ADRs, foreign securities, preferred stock, and convertible securities. ADRs are certificates issued by a U.S. depositary bank, representing foreign shares held by the bank, to facilitate trading in foreign securities. ADRs are treated in the same manner as U.S. securities for clearance, settlement, transfer and ownership purposes; therefore, they may not be considered foreign securities.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:


Derivatives Risk: Investments in derivatives involved special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.


Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Social Criteria Risk: If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments, even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments, even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

SOCIALLY RESPONSIBLE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.


This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                            18.09%
2000                                            -9.23%
2001                                           -11.70%

------------


For the year-to-date through September 30, 2002, the Fund's return was -29.11%.


Best quarter:  14.46%, quarter ending December 31, 1999

Worst quarter:  -13.68%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the Fund's index, the S&P 500(R) Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
Socially Responsible                  -11.70%         4.03%
S&P 500 Index                         -11.88%         4.86%

------------------------------------------------------------------

STRATEGIC BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of income producing securities.

INVESTMENT STRATEGY

The Fund invests, under normal circumstances, at least 80% of net assets in a broad range of fixed-income securities, including


- investment grade bonds (rated Baa or higher by Moody's and BBB or higher by S&P)

-  U.S. Government and agency obligations

-  mortgage backed securities

- U.S., Canadian, and foreign high risk, high yield bonds (rated C or higher by Moody's and CC or higher by S&P, or comparable unrated securities)


"Net assets" will take into account borrowing for investment purposes. Up to 25% of the Fund's total assets may be invested in foreign emerging market debt, and up to an additional 25% in non-U.S. dollar bonds. The Fund may also invest up to 20% of net assets in equity securities, such as common and preferred stocks, convertible securities, and warrants.


INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.


Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities that are regarded as predominantly speculative with respect to issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.


PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Prior to January 1, 2002, the Fund was sub-advised by American General Investment Management L.P. AIGGIC assumed sub-advisory duties January 1, 2002 with the same portfolio managers managing the Fund.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower

STRATEGIC BOND FUND
--------------------------------------------------------------------------------

than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

1999                                             3.85%
2000                                             2.17%
2001                                            10.55%

------------


For the year-to-date through September 30, 2002, the Fund's return was 0.33%.


Best quarter:  4.50%, quarter ending March 31, 2001

Worst quarter:  -1.47%, quarter ending December 31, 2000

This table compares the Fund's average annual returns to the returns of the Fund's index, the Lehman Brothers Aggregate Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2001               ONE YEAR     (9/21/1998)
-----------------------               --------   ---------------
Strategic Bond                         10.55%         6.27%
Lehman Brothers Aggregate Index         8.42%         6.19%

------------------------------------------------------------------

The Lehman Brothers Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

EXPENSE SUMMARY

--------------------------------------------------------------------------------


The table below describes the fees and expenses you may pay if you remain invested in each Fund. No Fund assesses any fees upon purchase or redemptions; however, each Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts in which the Fund is offered. Please see your Contract prospectus for more details on the separate account fees.



ANNUAL FUND OPERATING EXPENSES


(expenses that are deducted from Fund assets)



--------------------------------------------------------------------------------------------------------
                                               AGGRESSIVE                   CONSERVATIVE           HIGH
                                                 GROWTH        CAPITAL         GROWTH      CORE    YIELD
                                              LIFESTYLE(3)   APPRECIATION   LIFESTYLE(3)   BOND    BOND
                                              ------------   ------------   ------------   -----   -----
Management Fees                                  0.10%          0.55%          0.10%       0.50%   0.70%
--------------------------------------------------------------------------------------------------------
Other Expenses                                   0.22%          0.70%          0.21%       0.64%   0.81%
--------------------------------------------------------------------------------------------------------
Total Fund Expenses                              0.32%          1.25%          0.31%       1.14%   1.51%
--------------------------------------------------------------------------------------------------------
Expense Reimbursement                            0.22%          0.40%          0.21%       0.37%   0.52%
Net Expenses(1)                                  0.10%          0.85%          0.10%       0.77%   0.99%
--------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                              LARGE     MID      MID      MODERATE
                                              INTERNATIONAL    CAP      CAP      CAP       GROWTH
                                                GROWTH II     VALUE    GROWTH   VALUE   LIFESTYLE(3)
                                              -------------   ------   ------   -----   ------------
Management Fees                                   0.90%       0.50%    0.80%    0.75%      0.10%
----------------------------------------------------------------------------------------------------
Other Expenses                                    0.98%       0.79%    0.79%    0.60%      0.19%
----------------------------------------------------------------------------------------------------
Total Fund Expenses                               1.88%       1.29%    1.59%    1.35%      0.29%
----------------------------------------------------------------------------------------------------
Expense Reimbursement                             0.87%       0.48%    0.74%    0.30%      0.19%
Net Expenses(1)                                   1.01%(2)    0.81%    0.85%    1.05%(2)    0.10%
----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                          SMALL    SMALL
                                                MONEY      CAP      CAP     SOCIALLY     STRATEGIC
                                              MARKET II   GROWTH   VALUE   RESPONSIBLE     BOND
                                              ---------   ------   -----   -----------   ---------
Management Fees                                 0.25%     0.85%    0.75%      0.25%        0.60%
--------------------------------------------------------------------------------------------------
Other Expenses                                  0.58%     0.73%    0.78%      0.94%        0.98%
--------------------------------------------------------------------------------------------------
Total Fund Expenses                             0.83%     1.58%    1.53%      1.19%        1.58%
--------------------------------------------------------------------------------------------------
Expense Reimbursement                           0.27%     0.42%    0.58%      0.63%        0.69%
Net Expenses(1)                                 0.56%     1.16%(2) 0.95%(2)    0.56%       0.89%
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------



(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before Expense Reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Trustees without the approval of the Trustees, including a majority of the independent trustees. The expense waivers and fee reimbursements will continue through August 31, 2003, subject to their termination by the Board of Trustees, including a majority of the independent trustees.



(2) Through directed brokerage arrangements a portion of the Fund's expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the series. Had the expense reductions been taken into account, "Net Expenses" would be 0.99%, 0.98%, and 0.94%, for the International Growth II Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. Had the expenses been taken into account for the Small Cap Growth Fund, the "net expenses" would have remained the same.



(3) The Lifestyle Funds invest in different series of the Series Company and VALIC Company I; and thus bear indirectly the expenses of those series. The total combined operating expenses, based on estimated total average weighted combined operating expenses, for the Aggressive Growth Lifestyle Fund is 1.48%; for the Conservative Growth Lifestyle Fund is 1.40%; and for the Moderate Growth Lifestyle Fund is 1.44%.

--------------------------------------------------------------------------------


EXAMPLE


This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

--------------------------------------------------------------------------------


                                                               1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                                              --------        -------        -------        --------
Aggressive Growth Lifestyle                                     $ 10           $ 32           $ 57           $  128
Capital Appreciation                                            $ 87           $271           $471           $1,049
Conservative Growth Lifestyle                                   $ 10           $ 32           $ 57           $  128
Core Bond                                                       $ 79           $246           $428           $  954
High Yield Bond                                                 $101           $315           $547           $1,213
International Growth II                                         $103           $321           $557           $1,236
Large Cap Value                                                 $ 83           $259           $450           $1,002
Mid Cap Growth                                                  $ 87           $271           $471           $1,049
Mid Cap Value                                                   $107           $334           $579           $1,283
Moderate Growth Lifestyle                                       $ 10           $ 32           $ 57           $  128
Money Market II                                                 $ 57           $179           $313           $  701
Small Cap Growth                                                $118           $368           $638           $1,409
Small Cap Value                                                 $ 97           $303           $525           $1,166
Socially Responsible                                            $ 57           $179           $313           $  701
Strategic Bond                                                  $ 91           $284           $493           $1,096
--------------------------------------------------------------------------------------------------------------------



The Example does not reflect sales charges on reinvested dividends. If these sales charges were included, your costs would be higher. It also does not take into account expense reductions resulting from directed brokerage arrangements. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------


Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. All Funds, except the Lifestyle Funds, may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market II Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.


AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code"), as well as the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Funds may invest in are as follows: U.S. Government bonds and investment grade corporate bonds.

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Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.


Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific fixed income securities see the Statement of Additional Information.


FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Foreign securities may be denominated in foreign currencies. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.


A restricted security is one that has not been registered with the Securities and Exchange Commission ("SEC") and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Trustees. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.


LENDING PORTFOLIO SECURITIES

Each Fund, other than the Lifestyle Funds, may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.


A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Trustees. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.


LOAN PARTICIPATIONS AND ASSIGNMENTS


Loan participations and assignments are investments in which a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrow. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


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MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:
- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
- Commercial paper sold by corporations and finance companies.
- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.


MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.


In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.


If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

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TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market II Fund, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC and is an indirect wholly-owned subsidiary of American General Corporation, a wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.



VALIC is located at 2929 Allen Parkway, Houston, Texas, 77019.


VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs Investment Sub-Advisers who make investment decisions for all of the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Trustees. For more information on this agreement, see the "Investment Adviser"
section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
For all of the Funds, VALIC works with sub-advisers, financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each sub-advised Fund. Under these agreements, VALIC gives the sub-advisers the authority to buy and sell securities for these Funds. VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser as allowed by law. This could include any affiliated futures commission merchants.


The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if comparable to the commission received by other brokers for the same type of securities transaction.


The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow the sub-adviser's affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities

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transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.


In selecting sub-advisers, the Board of Trustees of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.


The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
BANC ONE INVESTMENT ADVISORS CORPORATION
CREDIT SUISSE ASSET MANAGEMENT, LLC
FRANKLIN ADVISERS, INC.
INVESCO FUNDS GROUP, INC.
PUTNAM INVESTMENT MANAGEMENT, LLC
SSGA FUNDS MANAGEMENT, INC.
SUNAMERICA ASSET MANAGEMENT CORP.
WELLINGTON MANAGEMENT COMPANY, LLP

Aggressive Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
High Yield Bond Fund
Moderate Growth Lifestyle Fund
Socially Responsible Fund
Strategic Bond Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
175 Water Street, New York, New York 10038


AIGGIC was organized as a New Jersey corporation in 1983 as R.J. Hoffman & Co., Inc., and subsequently changed to its current name in 1995. AIGGIC is a wholly owned subsidiary of AIG Global Investment Group, Inc. ("AIGGIG"), which in turn is a wholly owned subsidiary of AIG. As of June 30, 2002, AIGGIG and its affiliated asset managers ("AIG Global") had $293.1 billion in assets under management. AIG Global manages third-party institutional, retail and private equity fund assets on a global basis.


Teams, as noted below, make investment decisions for several Funds. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Core Bond Fund are made by a team headed by Richard Mercante. Mr. Mercante joined AIGGIC in 1994 and is a Vice President of AIGGIC where he is the Head of Investment-Grade Government/Corporate Bonds. He is also a Vice President and Chief Investment Officer of AIG's Domestic Life Companies. Additionally, Mr. Mercante is a member of AIG's Global Asset Allocation Committee where he participates in investment policy discussions and decisions.

Investment decisions for the Strategic Bond Fund are made by a team headed by Steven Guterman. Mr. Guterman is Senior Managing Director, Business & Product Development of AIGGIG and is responsible for AIGGIG's global institutional asset management effort which includes new business development, marketing, client management and product development. He joined AIGGIC following the acquisition of American General Investment Management, L.P. ("AGIM") by AIG in August 2001. At AGIM, Mr. Guterman held a similar position as Executive Vice President and Head of Institutional Asset Management. Prior to joining AGIM in 1998, he was a Managing Director and Head of U.S. Fixed Income Portfolio Management with Salomon Brothers Asset Management.


Investment decisions for the High Yield Bond Fund are made by a team headed by Gordon Massie. Mr. Massie joined AIGGIC in 2001 as Executive Vice President, High Yield Bonds following the acquisition of AGIM. He currently manages assets including mutual fund assets for the public fixed-income sectors of AIGGIC. Mr. Massie joined AGIM in 1998. Previously, Mr. Massie was Director of High Yield Research of American General Corporation from 1986 to 1998.



Investment decisions for the Lifestyle Funds and the Socially Responsible Fund are made by a team headed by Magali Azema-Barac. Ms. Azema-Barec joined AIGGIC in 2001 as lead portfolio manager for AIGGIC's indexed equity portfolios. Ms. Azema-Barec was Vice President and Head of Equity at AGIM. Prior to joining AGIM, she worked as an independent consultant from January 1999 to September 1999. From 1994 to 1999, she worked for US West Investment Management Company where she developed quantitative investment strategies and managed over $5 billion in index and enhanced-index funds.


Small Cap Value Fund

BANC ONE INVESTMENT ADVISORS CORPORATION ("BANC ONE")
1111 Polaris Parkway, Columbus, Ohio 43271-0211


Banc One has served as investment adviser to other mutual funds and individual corporate, charitable and retirement accounts. As of September 30, 2002, Banc One, an indirect wholly-owned subsidiary of Bank One Corporation, managed approximately $149 billion in assets.


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The Small Cap Value Fund is managed by a team of managers, research analysts and other investment management professionals. Each team member makes recommendations about the securities in the Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.


Capital Appreciation Fund

CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM")
466 Lexington Avenue, New York, New York 10017-3147


CSAM manages approximately $306 billion globally as of June 30, 2002. Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.



Susan L. Black and Jeffrey T. Rose are the co-portfolio managers of the Capital Appreciation Fund. Ms. Black has been associated with CSAM since CSAM acquired the retail Capital Appreciation Fund's predecessor adviser (Warburg Pincus Asset Management) in July 1999; she joined the predecessor adviser in 1985. Jeffrey T. Rose, Managing Director, is a portfolio manager specializing in large- and mid-capitalization U.S. growth equities. He joined CSAM in 2000 from Prudential Investments, where he also managed large- and mid-cap U.S. growth equity portfolios from 1994 to 2000.


Small Cap Growth Fund

FRANKLIN ADVISERS, INC. ("FRANKLIN")
One Franklin Parkway, San Mateo, CA 94403-1906


Franklin was incorporated and registered with the SEC as an investment adviser in 1985. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly traded, global investment management organization. As of September 30, 2002, subsidiaries of Franklin Resources, Inc. had $247.8 billion in assets under management.


Ed Jamieson, Chief Investment Officer of Franklin, manages the Small Cap Growth Fund along with Mike McCarthy, Aidan O'Connell and Christopher Grisanti. The team works closely with over forty equity research analysts. Each industry analyst must continually update Mr. Jamieson, Mr. McCarthy, Mr. O'Connell and Mr. Grisanti on the current status of the small cap positions in their sector(s), while periodically presenting new ideas.

Edward B. Jamieson, Executive Vice President, joined Franklin in 1987. Michael McCarthy, Vice President, joined Franklin in 1992. Aidan O'Connell, Portfolio Manager, joined Franklin in 1998. Previously, he was a research associate and corporate finance associate at Hambrecht & Quist since 1996. Christopher Grisanti joined Franklin in 1998. Previously, he was an analyst in the Securitizations Group at Duck Ventures, Inc. since 1995.

Mid Cap Growth Fund

INVESCO FUNDS GROUP, INC. ("INVESCO")
4530 S. Manoca Street, Denver, Colorado 80237


INVESCO, the investment adviser for the INVESCO family of mutual funds, was founded in 1932 and manages over $18.9 billion in mutual funds as of October 31, 2002. INVESCO is an indirect wholly-owned subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers located in Europe, North and South America, and the Far East.


Timothy J. Miller is primarily responsible for the day-to-day management of the Mid Cap Growth Fund's portfolio holdings. Mr. Miller is a Chartered Financial Analyst. Mr. Miller is the leader of INVESCO's growth team and the lead portfolio manager. He is Chief Investment Officer, and a senior vice president of INVESCO, which he joined in 1992.

International Growth II Fund

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM")
One Post Office Square, Boston, Massachusetts 02109


Putnam has managed mutual funds since 1937, and, with its affiliates as of May 31, 2002, had $301.86 billion in assets under management. Putnam is a subsidiary of Putnam Investments, Inc., a holding company which in turn is, except for a minority stake, owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.


The following officers of Putnam have primary responsibility for the day-to-day management of the International Growth II Fund: Omid Kamshad (Managing Director) has been with Putnam since 1996. Justin Scott (Managing Director), has been with Putnam since 1988. Paul Warren (Managing Director) has been with Putnam since 1997. Joshua Byrne (Sr. Vice President) has been with Putnam since 1993. Stephen Oler (Sr. Vice President) has been with Putnam since 1997. Prior to his position at Putnam, Mr. Oler was with Templeton Investments from 1996 to 1997.

Money Market II Fund

SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
722 Third Avenue, New York, New York 10017-3204


SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SunAmerica Inc. is a wholly-owned subsidiary of AIG. As of September 30, 2002, SAAMCo managed, advised and/or administered more than $31.7 billion of assets.


SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market II Fund.

--------------------------------------------------------------------------------

Large Cap Value Fund

SSGA FUNDS MANAGEMENT, INC. ("SSGA FM")
2 International Place, Boston, Massachusetts 02110


SSgA FM is the sub-adviser for the Large Cap Value Fund. SSgA FM, a wholly-owned subsidiary of State Street Corporation, is one of the State Street Global Advisors Companies, constituting all of the investment management business of State Street Corporation. As of June 30, 2002, the State Street Global Advisors Companies had $770 billion under management; as of June 30, 2002, SSgA FM had $56 billion under management. The Large Cap Value Fund is managed by a team of investment professionals. In addition to ongoing activity of portfolio management, the team is responsible for research focused on enhancing the sub-adviser's quantitative process.


Mid Cap Value Fund

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")
75 State Street, Boston, Massachusetts 02109


Wellington Management is an independent limited partnership owned entirely by 74 partners. As of June 30, 2002, Wellington Management managed approximately $312 billion of client assets in a broad range of investment styles for institutional investors and mutual fund sponsors. The firm and its affiliates have offices in Boston, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo.


The Mid Cap Value Fund is managed by James N. Mordy, Senior Vice President. Mr. Mordy joined Wellington Management in 1985.

HOW VALIC IS PAID FOR ITS SERVICES
Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.


Here is a list of the percentages each Fund paid VALIC for fiscal year ended August 31, 2002:


                                            ADVISORY FEE
                                            PAID TO VALIC
                                             (AS A % OF
                                            AVERAGE DAILY
                                             NET ASSETS)
                                             ------------
Aggressive Growth Lifestyle Fund                0.10%
Capital Appreciation Fund                       0.55%
Conservative Growth Lifestyle Fund              0.10%
Core Bond Fund                                  0.50%
High Yield Bond Fund                            0.70%
International Growth II Fund                    0.90%
Large Cap Value Fund                            0.50%
Mid Cap Growth Fund                             0.80%
Mid Cap Value Fund                              0.75%
Moderate Growth Lifestyle Fund                  0.10%
Money Market II Fund                            0.25%
Small Cap Growth Fund                           0.85%
Small Cap Value Fund                            0.75%
Socially Responsible Fund                       0.25%
Strategic Bond Fund                             0.60%


The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.


Portfolio securities and other assets are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair value. If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Trustees or its delegate will, in good faith, estimate fair value of these investments. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the market of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market II Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.



The Series Company calculates the NAV of each Fund's shares at approximately 4 pm Eastern Time each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.


DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market II Fund pays dividends daily and all other Funds pay dividends quarterly.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is incorporated into the Statement of Additional Information, which is available upon request.


Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

AGGRESSIVE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  8.82     $ 14.89     $ 12.77     $10.00
                                                              ------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.05(f)     0.18        0.37       0.08
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (1.35)      (3.59)       3.31       2.74
                                                              ------------------------------------------
  Total income from investment operations                       (1.30)      (3.41)       3.68       2.82
                                                              ------------------------------------------
Distributions:
  Distributions from net investment income                      (0.09)      (0.38)      (1.09)     (0.05)
  Distributions from net realized gain on securities               --       (2.28)      (0.47)        --
  Return of capital                                                --          --          --         --
                                                              ------------------------------------------
  Total distributions                                           (0.09)      (2.66)      (1.56)     (0.05)
                                                              ------------------------------------------
Net Asset Value at end of period                              $  7.43     $  8.82     $ 14.89     $12.77
                                                              ------------------------------------------
TOTAL RETURN(b)(c)                                             (14.90)%    (25.08)%     29.91%     28.28%
                                                              ------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     0.10%       0.10%       0.10%      0.10%
  Ratio of expenses to average net assets(e)                     0.10%       0.10%       0.10%      0.10%
  Ratio of expense reductions to average net assets                --          --          --         --
  Ratio of net investment income loss to average net
    assets(d)                                                    0.62%         --          --         --
  Ratio of net investment income (loss) to average net
    assets(e)                                                    0.62%       0.74%       1.07%      0.76%
  Portfolio turnover rate                                         180%        105%         79%         9%
  Net assets at the end of period (000's)                     $20,522     $18,850     $13,963     $8,480


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but excludes expense regulations.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.11     $ 17.68     $ 13.96     $ 10.00
                                                              -------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.01)(g)   (0.02)      (0.02)       0.01
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (2.41)      (7.88)       4.24        3.96
  Reimbursements for losses realized on disposal of
    investments in violations of investment restrictions        (0.02)         --          --          --
                                                              -------------------------------------------
  Total income from investment operations                       (2.40)      (7.90)       4.22        3.97
                                                              -------------------------------------------
Distributions:
  Distributions from net investment income                         --          --          --       (0.01)
  Distributions from net realized gain on securities               --       (0.56)      (0.50)         --
  Return of capital                                                --       (0.11)         --          --
                                                              -------------------------------------------
  Total distributions                                              --       (0.67)      (0.50)      (0.01)
                                                              -------------------------------------------
Net Asset Value at end of period                              $  6.71     $  9.11     $ 17.68     $ 13.96
                                                              -------------------------------------------
TOTAL RETURN(b)(c)                                             (26.34)%(f)  (45.46)%    30.68%      39.77%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     0.85%       0.85%       0.86%       0.81%
  Ratio of expenses to average net assets(e)                     1.25%       1.08%       1.44%       1.44%
  Ratio of expense reductions to average net assets                --          --          --          --
  Ratio of net investment income (loss) to average net
    assets(d)                                                   (0.09)%     (0.16)%     (0.12)%      0.13%
  Ratio of net investment income (loss) to average net
    assets(e)                                                   (0.49)%        --          --          --
  Portfolio turnover rate                                         126%         67%         68%         76%
  Net assets at the end of period (000's)                     $27,406     $30,397     $35,983     $19,309


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but excludes expense reductions.



(e) Excludes expense reimbursements and expense reductions.



(f) The Fund performance figure increased by 0.11% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.



(g) The per share amounts are calculated using the average share method.

CONSERVATIVE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.47     $ 11.33     $ 11.73     $10.00
                                                              ------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.26(f)     0.34        0.46       0.25
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (0.68)      (1.09)       1.59       1.65
                                                              ------------------------------------------
  Total income from investment operations                       (0.42)      (0.75)       2.05       1.90
                                                              ------------------------------------------
Distributions:
  Distributions from net investment income                      (0.32)      (0.43)      (0.92)     (0.17)
  Distributions from net realized gain on securities               --       (0.68)      (1.53)        --
  Return of capital                                                --          --          --         --
                                                              ------------------------------------------
  Total distributions                                           (0.32)      (1.11)      (2.45)     (0.17)
                                                              ------------------------------------------
Net Asset Value at end of period                              $  8.73     $  9.47     $ 11.33     $11.73
                                                              ------------------------------------------
TOTAL RETURN(b)(c)                                              (4.62)%     (6.76)%     19.33%     19.00%
                                                              ------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     0.10%       0.10%       0.10%      0.10%
  Ratio of expenses to average net assets(e)                     0.10%       0.10%       0.10%      0.10%
  Ratio of expense reductions to average net assets                --          --          --         --
  Ratio of net investment income loss to average net
    assets(d)                                                    2.92%         --          --         --
  Ratio of net investment income (loss) to average net
    assets(e)                                                    2.92%       3.28%       2.99%      2.29%
  Portfolio turnover rate                                         181%        122%         63%        94%
  Net assets at the end of period (000's)                     $20,841     $19,527     $12,268     $7,429


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but excludes expense regulations.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

CORE BOND FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.91     $  9.46     $  9.58     $10.00
                                                              ------------------------------------------
Income (loss) from Investment Operations:
  Net investment income (loss)                                   0.48(f)     0.53        0.61       0.50
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                        0.09        0.46       (0.12)     (0.39)
                                                              ------------------------------------------
  Total income from investment operations                        0.57        0.99        0.49       0.11
                                                              ------------------------------------------
Distributions:
  Distributions from net investment income                      (0.47)      (0.54)      (0.61)     (0.50)
  Distributions from net realized gain on securities            (0.06)         --          --      (0.03)
  Return of capital                                                --          --          --         --
                                                              ------------------------------------------
  Total distributions                                           (0.53)      (0.54)      (0.61)     (0.53)
                                                              ------------------------------------------
Net Asset Value at end of period                              $  9.95     $  9.91     $  9.46     $ 9.58
                                                              ------------------------------------------
TOTAL RETURN(b)(c)                                               5.98%      10.81%       5.31%      1.12%
                                                              ------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     0.77%       0.77%       0.80%      0.80%
  Ratio of expenses to average net assets(e)                     1.14%       0.99%       1.42%      1.54%
  Ratio of expense reduction to average net assets                 --          --          --         --
  Ratio of net investment income (loss) to average net
    assets(d)                                                    4.94%       5.66%       6.39%      5.06%
  Ratio of net investment income (loss) to average net
    assets(e)                                                    4.57%         --          --         --
  Portfolio turnover rate                                         248%        341%        476%       489%
  Net assets at end of period (000's)                         $42,568     $32,250     $ 5,420     $5,119


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursement, but excludes expense reductions.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


                                                                        YEAR ENDED AUGUST 31,
                                                              ------------------------------------------
                                                               2002        2001        2000      1999(A)
                                                              -------     -------     ------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  8.16     $  9.28     $ 9.69     $10.00
                                                              -----------------------------------------
Income (loss) from Investment Operations:
  Net investment income (loss)                                   0.74(f)     0.88       0.96       0.87
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (1.35)      (1.12)     (0.41)     (0.31)
                                                              -----------------------------------------
  Total income from investment operations                       (0.61)      (0.24)      0.55       0.56
                                                              -----------------------------------------
Distributions:
  Distributions from net investment income                      (0.73)      (0.88)     (0.96)     (0.87)
  Distributions from net realized gain on securities               --          --         --         --
                                                              -----------------------------------------
  Return of capital                                                --          --         --         --
  Total distributions                                           (0.73)      (0.88)     (0.96)     (0.87)
                                                              -----------------------------------------
Net Asset Value at end of period                              $  6.82     $  8.16     $ 9.28     $ 9.69
                                                              -----------------------------------------
TOTAL RETURN(b)(c)                                              (7.96)%     (2.20)%     6.01%      5.50%
                                                              -----------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     0.99%       0.99%      0.99%      0.98%
  Ratio of expenses to average net assets(e)                     1.51%       1.19%      1.62%      1.74%
  Ratio of expense reductions to average net assets                --          --         --         --
  Ratio of net investment income (loss) to average net
    assets(d)                                                    9.80%      10.64%     10.21%      8.51%
  Ratio of net investment income (loss) to average net
    assets(e)                                                    9.28          --         --         --
  Portfolio turnover rate                                         118%         83%        90%        74%
  Net assets at the end of period (000's)                     $19,026     $17,102     $5,830     $5,397


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursement, but excludes expense reductions.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

INTERNATIONAL GROWTH II FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value, at beginning of period                       $  9.97     $ 14.79     $ 11.22     $10.00
                                                              -------------------------------------------
Income (loss) from Investment Operations:
  Net investment income (loss)                                   0.07(f)     0.14        0.05       0.13
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (1.36)      (4.17)       4.16       1.09
                                                              -------------------------------------------
  Total income from investment operations                       (1.29)      (4.03)       4.21       1.22
                                                              -------------------------------------------
Distributions:
  Distributions from net investment income                      (0.01)      (0.03)      (0.20)        --
  Distributions from net realized gain on securities               --       (0.76)      (0.44)        --
  Return of capital                                                --          --          --         --
                                                              -------------------------------------------
  Total distributions                                           (0.01)      (0.79)      (0.64)        --
                                                              -------------------------------------------
Net Asset Value at end of period                              $  8.67     $  9.97     $ 14.79     $11.22
                                                              -------------------------------------------
TOTAL RETURN(b)(c)                                             (12.91)%    (28.14)%     37.31%     12.20%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     1.01%       1.03%       1.15%      1.13%
  Ratio of expenses to average net assets(e)                     1.88%       1.50%       1.81%      1.90%
  Ratio of expense reduction to average net assets               0.02%         --          --         --
  Ratio of net investment income (loss) to average net
    assets(d)                                                    0.76%       0.93%       0.31%      1.40%
  Ratio of net investment income (loss) to average net
    assets(e)                                                   (0.11)%        --          --         --
  Portfolio turnover rate                                         139%         63%         81%        87%
Net assets at end of period (000's)                           $30,114     $28,357     $11,715     $6,815


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but excludes expense reductions.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value, beginning of period                          $ 11.10     $ 11.60     $ 12.85     $10.00
                                                              -------------------------------------------
Income (loss) from Investment Operations:
  Net investment income (loss)                                   0.10        0.10        0.13       0.13
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (0.88)      (0.40)       0.65       2.85
                                                              -------------------------------------------
  Total income from investment operations                       (0.78)      (0.30)       0.78       2.98
                                                              -------------------------------------------
Distributions:
  Distributions from net investment income                      (0.10)(f)   (0.09)      (0.13)     (0.13)
  Distributions from net realized gain (loss) on securities        --       (0.07)      (1.90)        --
  Return of capital                                                --       (0.04)         --         --
                                                              -------------------------------------------
  Total distributions                                           (0.10)      (0.20)      (2.03)     (0.13)
                                                              -------------------------------------------
Net Asset Value, end of period                                $ 10.22     $ 11.10     $ 11.60     $12.85
                                                              -------------------------------------------
TOTAL RETURN(b)(c)                                              (7.08)%     (2.66)%      7.35%     29.87%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     0.81%       0.81%       0.81%      0.80%
  Ratio of expenses to average net assets(e)                     1.29%       1.14%       1.41%      1.51%
  Ratio of expense reductions to average net assets                --          --          --         --
  Ratio of net investment income (loss) to average net
    assets(d)                                                    0.98%       0.98%       1.17%      1.10%
  Ratio of net investment income (loss) to average net
    assets(e)                                                    0.50%         --          --         --
  Portfolio turnover rate                                          85%        106%        142%        93%
Net assets at end of period (000's)                           $28,030     $20,482     $11,084     $7,856


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but excludes expense reductions.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

MID CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value, beginning of period                          $  6.20     $ 16.30     $ 12.45     $10.00
                                                              -------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.03)(f)    0.01       (0.02)     (0.03)
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (1.73)      (6.74)       5.32       2.48
                                                              -------------------------------------------
  Total income from investment operations                       (1.76)      (6.73)       5.30       2.45
                                                              -------------------------------------------
Distributions:
  Distributions from net investment income                         --       (0.02)         --         --
  Distributions from net realized gain on securities               --       (3.27)      (1.45)        --
  Return of capital                                                --       (0.08)         --         --
                                                              -------------------------------------------
  Total distributions                                              --       (3.37)      (1.45)        --
                                                              -------------------------------------------
Net Asset Value at end of period                              $  4.44     $  6.20     $ 16.30     $12.45
                                                              -------------------------------------------
TOTAL RETURN(b)(c)                                             (28.39)%    (46.99)%     46.25%     24.50%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     0.85%       0.83%       0.79%      0.77%
  Ratio of expenses to average net assets(e)                     1.59%       1.38%       1.55%      1.64%
  Ratio of expense reductions to average net assets                --          --          --         --
  Ratio of net investment income (loss) to average net
    assets(d)                                                   (0.45)%     (0.14)%     (0.20)%    (0.24)%
  Ratio of net investment income (loss) to average net
    assets(e)                                                   (1.19)%        --          --         --
  Portfolio turnover rate                                          69%        114%         51%        38%
Net assets at the end of period (000's)                       $25,527     $23,277     $12,770     $7,394


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but excludes expense reductions.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

MID CAP VALUE FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value, beginning of period                          $ 13.54     $ 13.54     $ 13.82     $10.00
                                                              -------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.04(f)     0.07        0.05       0.08
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (1.36)       0.56        3.13       4.11
  Total income from investment operations                       (1.32)       0.63        3.18       4.19
                                                              -------------------------------------------
Distributions:
  Distributions from net investment income                      (0.04)      (0.07)      (0.05)     (0.08)
  Distributions from net realized gain on securities            (0.43)      (0.56)      (3.41)     (0.29)
  Return of capital                                                --          --          --         --
                                                              -------------------------------------------
  Total distributions                                           (0.47)      (0.63)      (3.46)     (0.37)
                                                              -------------------------------------------
Net Asset Value at end of period                              $ 11.75     $ 13.54     $ 13.54     $13.82
                                                              -------------------------------------------
TOTAL RETURN(b)(c)                                             (10.07)%      4.74%      29.31%     42.38%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     1.05%       1.05%       1.05%      1.03%
  Ratio of expenses to average net assets(e)                     1.35%       1.26%       1.64%      1.73%
  Ratio of expense reductions to average net assets              0.07%         --          --         --
  Ratio of net investment income (loss) to average net
    assets(d)                                                    0.29%       0.65%       0.41%      0.73%
  Ratio of net investment income (loss) to average net
    assets(e)                                                   (0.01)%        --          --         --
  Portfolio turnover rate                                         156%        215%        166%       197%
Net assets at the end of period (000's)                       $93,245     $67,460     $17,411     $9,039


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but excludes expense reductions.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

MODERATE GROWTH LIFESTYLE FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value, beginning of period                          $ 10.02     $ 13.42     $ 12.24     $ 10.00
                                                              -------------------------------------------
Income (loss) from Investment Operations:
  Net investment income (loss)                                   0.19(f)     0.30        0.43        0.17
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (1.04)      (2.11)       2.28        2.18
                                                              -------------------------------------------
  Total income from investment operations                       (0.85)      (1.81)       2.71        2.35
                                                              -------------------------------------------
Distributions:
  Distributions from net investment income                      (0.24)      (0.45)      (1.10)      (0.11)
  Distributions from net realized gain on securities               --       (1.14)      (0.43)         --
  Return of capital                                                --          --          --          --
                                                              -------------------------------------------
  Total distributions                                           (0.24)      (1.59)      (1.53)      (0.11)
                                                              -------------------------------------------
Net Asset Value at end of period                              $  8.93     $ 10.02     $ 13.42     $ 12.24
                                                              -------------------------------------------
TOTAL RETURN(b)(c)                                              (8.62)%    (14.11)%     23.29%      23.52%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     0.10%       0.10%       0.10%       0.10%
  Ratio of expenses to average net assets(e)                     0.10%       0.10%       0.10%       0.10%
  Ratio of expense reductions to average net assets                --          --          --          --
  Ratio of net investment income (loss) to average net
    assets(d)                                                    2.03%         --          --          --
  Ratio of net investment income (loss) to average net
    assets(e)                                                    2.03%       2.23%       2.00%       1.60%
  Portfolio turnover rate                                         184%        109%         72%         13%
Net assets at the end of period (000's)                       $35,741     $31,993     $16,222     $10,349


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but excludes expense reductions.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

MONEY MARKET II FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value, beginning of period                          $  1.00     $  1.00     $  1.00        1.00
                                                              -------------------------------------------
Income (loss) from Investment Operations:
  Net investment income (loss)                                   0.02        0.05        0.06        0.05
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                          --          --          --          --
                                                              -------------------------------------------
  Total income from investment operations                        0.02        0.05        0.06        0.05
                                                              -------------------------------------------
Distributions:
  Distributions from net investment income                      (0.02)      (0.05)      (0.06)      (0.05)
  Distributions from net realized gain on securities               --          --          --          --
  Return of capital                                                --          --          --          --
                                                              -------------------------------------------
  Total distributions                                           (0.02)      (0.05)      (0.06)      (0.05)
                                                              -------------------------------------------
Net Asset Value at end of period                              $  1.00     $  1.00     $  1.00     $  1.00
                                                              -------------------------------------------
TOTAL RETURN(b)(c)                                               1.63%       5.07%       5.67%       4.66%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(d)                       0.56%       0.56%       0.56%       0.54%
Ratio of expenses to average net assets(e)                       0.83%       0.71%       1.10%       1.23%
Ratio of expense reductions to average net assets                  --          --          --          --
Ratio of net investment income (loss) to average net
  assets(d)                                                      1.61%       4.72%       5.65%       4.43%
Ratio of net investment income (loss) to average net
  assets(e)                                                      1.34%         --          --          --
Portfolio turnover rate                                           N/A         N/A         N/A         N/A
Net assets at the end of period (000's)                       $70,870     $51,979     $25,427     $ 9,784


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursement, but excludes expense reductions.



(e) Excludes expense reimbursements and expense reductions.

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $ 10.69     $ 23.24     $ 14.86     $ 10.00
                                                              -------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.07)(f)   (0.05)      (0.10)      (0.05)
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (3.22)     (10.38)      10.05        4.96
                                                              -------------------------------------------
  Total income from investment operations                       (3.29)     (10.43)       9.95        4.91
                                                              -------------------------------------------
Distributions:
  Distributions from net investment income                         --          --          --          --
  Distributions from net realized gain on securities               --       (2.12)      (1.57)      (0.05)
  Return of capital                                                --          --          --          --
                                                              -------------------------------------------
  Total distributions                                              --       (2.12)      (1.57)      (0.05)
                                                              -------------------------------------------
Net Asset Value at end of period                              $  7.40     $ 10.69     $ 23.24     $ 14.86
                                                              -------------------------------------------
TOTAL RETURN(b)(c)                                             (30.78)%    (46.44)%     68.91%      48.82%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     1.16%       1.16%       1.16%       1.11%
  Ratio of expenses to average net assets(e)                     1.58%       1.40%       1.71%       1.78%
  Ratio of expense reductions to average net assets                --          --          --          --
  Ratio of net investment income (loss) to average net
    assets(d)                                                   (0.76)%     (0.49)%     (0.64)%     (0.45)%
  Ratio of net investment income (loss) to average net
    assets(e)                                                   (1.18)%        --          --          --
  Portfolio turnover rate                                         153%        111%        133%        126%
  Net assets at end of period (000's)                         $25,072     $27,523     $34,000     $10,843


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but excludes expense reductions.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

SMALL CAP VALUE FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(A)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $ 11.36     $ 11.73     $ 10.48     $ 10.00
                                                              -------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.10(f)     0.13        0.15        0.13
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (1.03)       1.09        1.60        0.61
                                                              -------------------------------------------
  Total income from investment operations                       (0.93)       1.22        1.75        0.74
                                                              -------------------------------------------
Distributions:
  Distributions from net investment income                      (0.10)      (0.13)      (0.15)      (0.13)
  Distributions from net realized gain on securities            (0.29)      (1.46)      (0.35)      (0.13)
  Return of capital                                                --          --          --          --
                                                              -------------------------------------------
  Total distributions                                           (0.39)      (1.59)      (0.50)      (0.26)
                                                              -------------------------------------------
Net Asset Value at end of period                              $ 10.04     $ 11.36     $ 11.73     $ 10.48
                                                              -------------------------------------------
TOTAL RETURN(b)(c)                                              (8.47)%     11.99%      17.53%       7.34%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     0.95%       0.95%       0.98%       0.96%
  Ratio of expenses to average net assets(e)                     1.53%       1.55%       1.69%       1.75%
  Ratio of expense reductions to average net assets              0.01%         --          --          --
  Ratio of net investment income (loss) to average net
    assets(d)                                                    0.91%       1.18%       1.36%       1.28%
  Ratio of net investment income (loss) to average net
    assets(e)                                                    0.33%         --          --          --
  Portfolio turnover rate                                         166%        100%         97%        102%
  Net assets at end of period (000's)                         $45,124     $30,403     $ 5,421     $ 6,414


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but exclude expense reductions.



(e) Exclude expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

SOCIALLY RESPONSIBLE FUND
--------------------------------------------------------------------------------


                                                                         YEAR ENDED AUGUST 31,
                                                              -------------------------------------------
                                                               2002        2001        2000       1999(a)
                                                              -------     -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $ 10.46     $ 14.16     $ 12.88     $ 10.00
                                                              -------------------------------------------
Income (loss) from Investment Operations:
  Net investment income (loss)                                   0.08(f)     0.13        0.13        0.14
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (2.02)      (3.56)       1.74        3.45
                                                              -------------------------------------------
  Total income from investment operations                       (1.94)      (3.43)       1.87        3.59
                                                              -------------------------------------------
Distributions:
  Distributions from net investment income                      (0.08)      (0.13)      (0.13)      (0.14)
  Distributions from net realized gain on securities               --       (0.14)      (0.46)      (0.57)
  Return of capital                                                --          --          --          --
                                                              -------------------------------------------
  Total distributions                                           (0.08)      (0.27)      (0.59)      (0.71)
                                                              -------------------------------------------
Net Asset Value at end of period                              $  8.44     $ 10.46     $ 14.16     $ 12.88
                                                              -------------------------------------------
TOTAL RETURN(b)(c)                                             (18.65)%    (24.43)%     14.77%      36.27%
                                                              -------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     0.56%       0.56%       0.56%       0.55%
  Ratio of expenses to average net assets(e)                     1.19%       0.76%       1.15%       1.23%
  Ratio of expense reductions to average net assets                --          --          --          --
  Ratio of net investment income loss to average net
    assets(d)                                                    0.82%       1.07%       0.99%       1.10%
  Ratio of net investment income (loss) to average net
    assets(e)                                                    0.19%         --          --          --
  Portfolio turnover rate                                          25%         58%         40%         29%
  Net assets at the end of period (000's)                     $10,008     $11,612     $14,276     $10,304


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but excludes expense regulations.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

STRATEGIC BOND FUND
--------------------------------------------------------------------------------


                                                                        YEAR ENDED AUGUST 31,
                                                              ------------------------------------------
                                                               2002        2001        2000      1999(A)
                                                              -------     -------     ------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.60     $  9.82     $ 9.86     $10.00
                                                              ------------------------------------------
Income (loss) from Investment Operations:
  Net investment income (loss)                                   0.62(f)     0.77       0.81       0.69
  Net realized and unrealized gain (loss) on securities and
    foreign currency related transactions                       (0.32)      (0.23)     (0.01)     (0.16)
                                                              ------------------------------------------
  Total income from investment operations                        0.30        0.54       0.80       0.53
                                                              ------------------------------------------
Distributions:
  Distributions from net investment income                      (0.59)      (0.76)     (0.84)     (0.65)
  Distributions from net realized gain on securities               --          --         --      (0.02)
  Return of capital                                                --          --         --         --
                                                              ------------------------------------------
  Total distributions                                           (0.59)      (0.76)     (0.84)     (0.67)
                                                              ------------------------------------------
Net Asset Value at end of period                              $  9.31     $  9.60     $ 9.82     $ 9.86
                                                              ------------------------------------------
TOTAL RETURN(b)(c)                                               3.13%       5.90%      8.43%      5.33%
                                                              ------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets(d)                     0.89%       0.89%      0.89%      0.88%
  Ratio of expenses to average net assets(e)                     1.58%       1.09%      1.51%      1.64%
  Ratio of expense reduction to average net assets                 --          --         --         --
  Ratio of net investment income (loss) to average net
    assets(d)                                                    6.64%       8.68%      8.27%      6.76%
  Ratio of net investment income (loss) to average net
    assets(e)                                                    5.95%         --         --         --
  Portfolio turnover rate                                         109%         69%       100%       143%
  Net assets at the end of period (000's)                     $26,167     $15,113     $5,870     $5,296


---------------


(a) Fund commenced operations on September 21, 1998.



(b) The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.



(c) These performance figures include expense reimbursements and expense reductions.



(d) Includes expense reimbursements, but excludes expense reductions.



(e) Excludes expense reimbursements and expense reductions.



(f) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-0102; or call the SEC at: 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789

VL-10832 VER 01/03

                                VALIC COMPANY II

                            Part C. OTHER INFORMATION


ITEM 23.  EXHIBITS

   1. (a)   1.  Agreement and Declaration of Trust (1)
            2.  Amendment to Agreement and Declaration of Trust (2)
            3.  Amended and Restated Certificate of Trust dated 09/25/2000 (6)
            4.  Amended and Restated Certificate of Trust dated 12/31/2001. (8)

      (b)   Certificate of Designation For:
            (1) American General International Growth Fund (1)
            (2) American General Large Cap Growth (1)
            (3) American General Mid Cap Growth Fund (1)
            (4) American General Small Cap Growth Fund (1)
            (5) American General International Value Fund (1)
            (6) American General Large Cap Value Fund (1)
            (7) American General Mid Cap Value Fund (1)
            (8) American General Small Cap Value Fund (1)
            (9) American General Socially Responsible Fund (1)
           (10) American General Balanced Fund (1)
           (11) American General High Yield Bond Fund (2)
           (12) American General Strategic Bond Fund (2)
           (13) American General Domestic Bond Fund (1)
           (14) American General Core Bond Fund (2)
           (15) American General Money Market Fund (1)
           (16) American General Growth Lifestyle Fund (1)
           (17) American General Moderate Growth Lifestyle Fund (1)
           (18) American General Conservative Growth Lifestyle Fund (1)
           (19) American General S&P 500 Index Fund (1)
           (20) American General Mid Cap Index Fund (1)
           (21) American General Small Cap Index Fund (1)
           (22) North American International Growth Fund (6)
                North American - Goldman Sachs Large Cap Growth Fund North American - State Street Large Cap Value Fund North American - INVESCO Mid Cap Growth Fund
                North American - Neuberger Berman Mid Cap Value Fund North American - J.P. Morgan Small Cap Growth Fund North American - Small Cap Value Fund
                North American - AG Socially Responsible Fund
                North American - AG Core Bond Fund
                North American - AG High Yield Bond Fund
                North American - AG Strategic Bond Fund
                North American - AG Conservative Growth Lifestyle Fund North American - AG Aggressive Growth Lifestyle Fund North American - AG Moderate Growth Lifestyle Fund North American - AG 2 Money Market Fund
           (23) Amended and Restated Certificate of Designation. (8) Aggressive Growth Lifestyle Fund
                Capital Appreciation Fund
                Conservative Growth Lifestyle Fund
                Core Bond Fund
                High Yield Bond Fund
                International Growth II Fund

                Large Cap Value Fund
                Mid Cap Growth Fund
                Mid Cap Value Fund
                Moderate Growth Lifestyle Fund
                Money Market II Fund
                Small Cap Growth Fund
                Small Cap Value Fund
                Socially Responsible Fund
                Strategic Bond Fund

      (c)   Certificate of Termination For:
                (1) American General S&P 500 Index Fund (2)
                (2) American General Mid Cap Index Fund (2)
                (3) American General Small Cap Index Fund (2)

   2. Bylaws (1)

   3. Not Applicable

   4. (a) Investment Advisory Agreement between the Registrant and
          The Variable Annuity Life Insurance Company ("VALIC") (2)
      (b) Investment Sub-Advisory Agreements between VALIC and each of the following Sub- Advisers:
                (1) American General International Growth Fund (3)
                (2) American General Large Cap Growth Fund (3)
                (3) American General Mid Cap Growth Fund (3)
                (4) American General International Value Fund, American General
                    Balanced Fund and American General Domestic Bond Fund (3)
                (5) American General Large Cap Value Fund (3)
                (6) American General Mid Cap Value Fund (3)
                (7) Fiduciary Management Associates, Inc. (3)
                (8) American General High Yield Bond Fund, American General
                    Strategic Bond Fund and American General Core Bond Fund (3)
                (9) American General Investment Management, L.P. (3)
               (10) Bankers Trust Company (4)
               (11) Sub-Advisory Agreement between VALIC and INVESCO Funds
                    Group, Inc. dated September 28, 2000.  (7)
      (c) Interim Investment Advisory Agreement between the Registrant and VALIC, dated August 29, 2001. (7)
      (d) Investment Sub-Advisory Agreements between Registrant and the following Sub-Advisers:
                (1) American General Investment Management, L.P. dated August
                    29, 2001.  (7)
                (2) Fiduciary Management Associates, Inc. dated August 29, 2001.
                    (7)
                (3) Goldman Sachs Asset Management dated August 29, 2001. (7)
                (4) INVESCO Funds Group, Inc. dated August 29, 2001. (7)
                (5) J.P. Morgan Investment Management, Inc. dated August 29,
                    2001. (7)
                (6) Neuberger Berman Management, Inc. dated August 29, 2001. (7)
                (7) SSgA Funds Management, Inc. dated August 29, 2001.  (7)
                (8) Thompson, Siegel & Walmsley, Inc. dated August 29, 2001. (7)
                (9) AIG Global Investment Corp. dated January 1, 2002. (8)
               (10) Banc One Investment Advisers, Inc. dated January 1, 2002.
                    (8)
               (11) Credit Suisse Asset Management, LLC dated January 1, 2002.
                    (8)
               (12) Franklin Advisers, Inc. dated January 1, 2002. (8)
               (13) Putnam Investment management, LLC dated January 1, 2002. (8)
               (14) SunAmerica Asset Management Corp. dated January 1, 2002. (8)
               (15) Wellington Management Company, LLP dated January 1, 2002.
                    (8)

      (e) Investment Advisory Agreement between the Registrant and VALIC effective January 1, 2002. (8)

   5. (a) Distribution and Service Agreement between the Registrant and A.G. Distributors, Inc. (5)
      (b) Distribution and Service Agreement between the Registrant and The Variable Annuity Marketing Company dated August 29, 2001. (7)

   6. Not Applicable

   7. (a) Custodian Contract between Registrant and State Street Bank and Trust Company (5)
      (b) Amendment to Custodian Contract dated October 18, 2000.  (7)
      (c) Form of Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company (2)

   8. (a) Transfer Agency and Service Agreement between Registrant and VALIC (5)
      (b) Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 17, 2000. (7)
      (c) Form of Data Access Services Agreement between Registrant and State Street Bank and Trust Company (2)
      (d) Accounting Services Agreement between Registrant and VALIC (5)
      (e) Amended and Restated Accounting Services Agreement between
          Registrant and VALIC dated April 1, 2001. (7)
      (f) Administrative Service Agreement between the Registrant and VALIC (5)
      (g) Shareholder Services Agreement between the Registrant and VALIC dated July 17, 2001. (7)
      (h) Administrative Services Agreement between the Registrant and SunAmerica Asset Management Corp. dated October 1, 2001. (7)

   9. Opinion of Counsel.  Filed herewith.

  10. Consent of Independent Auditors.  Filed herewith.

  11. Not Applicable

  12. Subscription Agreements (2)

  13. Not Applicable

  14. Not Applicable

  15. Reserved

  16. (a) Code of Ethics - American General Investment Management, L.P.  (7)
      (b) Code of Ethics - Fiduciary Management Associates, Inc.  (7)
      (c) Code of Ethics - Goldman Sachs Asset Management.  (7)
      (d) Code of Ethics - INVESCO Funds Group, Inc.  (7)
      (e) Code of Ethics - J.P. Morgan Investment Management, Inc.  (7)
      (f) Code of Ethics - Neuberger Berman Management, Inc.  (7)
      (g) Code of Ethics - SSgA Funds Management, Inc.  (7)
      (h) Code of Ethics - Thompson, Siegel & Walmsley, Inc.  (7)
      (i) Code of Ethics - AIG Global Investment Corp.  (8)
      (j) Code of Ethics - Banc One Investment Advisors, Inc.  (8)
      (k) Code of Ethics - Credit Suisse Asset Management, LLC.  (8)
      (l) Code of Ethics - Franklin Advisers, Inc.  (8)
      (m) Code of Ethics - Putnam Investment Management, LLC.  (8)
      (n) Code of Ethics - SunAmerica Asset Management Corp.  (8)
      (o) Code of Ethics - Wellington Management Company, LLP.  (8)

      (p) Code of Ethics - Credit Suisse Asset Management, LLC.  Filed herewith.

  17. (a) Powers of Attorney for Messrs. Hackerman, Lancaster, Paulsen, and Love. (1)
      (b) Powers of Attorney for Messrs. Ebner, Gonzales, Maupin and Ms. Craven.
          (2)
      (c) Powers of Attorney for Mr. Barrett and Ms. Kane. (5)
      (d) Powers of Attorney for Messrs. Condon, Devin, Harbeck and Lavery.  (7)
      (e) Powers of Attorney for Condon, Craven, Davis, Devin, Ebner, Gonzales, Hackerman, Harbeck, Lancaster, Lavery, Love and Maupin.
          Filed herewith.

   Footnotes:

   1. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on July 6, 1998 (File Nos. 333-53589/811-08789, Accession No.
      0000950129-98-002909).

   2. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange
      Commission on September 2, 1998 (File Nos. 333-53589/811-08789, Accession No. 0000950129-98-003747).

   3. Incorporated herein by reference to the Registrant's Form N-SAR filed with the Securities and Exchange Commission on April 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000009).

   4. Incorporated herein by reference to the Registrant's Form N-SAR filed with the Securities and Exchange Commission on October 29, 1999 (File Nos. 333-53589/811-08789, Accession No. 0001062374-99-000019).

   5. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on January 3, 2000 (File Nos. 333-53589/811-08789, Accession No. 0000950129-00-000021).

   6. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange
      Commission on December 1, 2000 (File Nos. 333-53589/811-08789, Accession No. 0000950129-00-005815).

   7. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange
      Commission on December 18, 2001 (File Nos. 333-53589/811-08789, Accession No. 0000950129-01-504549).

   8. Incorporated herein by reference to the Registrant's Form N-1A registration statement filed with the Securities and Exchange Commission on January 11, 2002 (File Nos. 333-53589/811-08789, Accession No.
      0000950129-02-000161).

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      No person is controlled by or under common control with the Registrant. All of the outstanding common stock of the Registrant is owned by VALIC, a Texas life insurance corporation, VALIC Separate Account A, a separate account of VALIC which is registered as a unit investment trust under the Investment Company Act of 1940 (File No. 811-3240/33-75292).

ITEM 25.    INDEMNIFICATION

      Incorporated herein by reference to Pre-Effective Amendment Number 2 to the Registrant's Form N-1A Registration Statement filed with the Securities and Exchange Commission on September 2, 1998 (File No. 333-53589/811-08789, Accession No. 0000950129-98-003747).

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      See "About the Series Company Management" in Part A and "Investment Adviser" and "Investment Sub-Advisers" in the Statement of Additional Information regarding the businesses of VALIC and the Sub-advisers.

      Set out below is a list of each director and officer of VALIC indicating each other business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. Unless otherwise specified, the principal business address of VALIC is 2929 Allen Parkway, Houston, Texas, 77019. See also the information set out under the caption "Trustees and Officers" in Part B of this Registration Statement, which is incorporated herein by reference to the extent applicable.


         NAME:                                       TITLE:
         Robert P. Condon                            Director, President and Chief Executive Officer
         M. Kathleen Adamson                         Director and Executive Vice President - Operations Administration
         Mary L. Cavanaugh                           Director, Executive Vice President, General Counsel & Secretary
         Jennifer D. Cobbs                           Executive Vice President - Marketing
         Randall W. Epright                          Executive Vice President & Chief Information Officer
         N. Scott Gillis                             Director and Senior Vice President & Controller
         Michael J. Akers                            Director and Senior Vice President & Chief Actuary
         Lillian Caliman                             Senior Vice President - Information Technology
         David H. den Boer                           Senior Vice President & Chief Compliance Officer
         Joseph G. Girgenti                          Senior Vice President - Sales Support
         Sharla A. Jackson                           Senior Vice President - Customer Service Amarillo
         Traci P. Langford                           Senior Vice President - Institutional Marketing
         Richard Lindsay                             Senior Vice President - Marketing
         Kathleen M. McCutcheon                      Director and Senior Vice President - Human Resources
         Rosalia Nolan                               Senior Vice President - Institutional Services
         Thomas G. Norwood                           Senior Vice President - Broker/Dealer Operations
         Robert E. Steele                            Senior Vice President - Specialty Products
         Richard L. Bailey                           Vice President - Group Actuarial
         Mary C. Birmingham                          Vice President - Group Plan Services
         James D. Bonsall                            Vice President, Financial Systems
         Gregory Stephen Broer                       Vice President - Actuarial
         Richard A. Combs                            Vice President - Actuarial
         Evelyn Curran                               Vice President - Variable Products & Funds
         Neil J. Davidson                            Vice President - Actuarial
         Terry B. Festervand                         Vice President & Treasurer
         Mark D. Foster                              Vice President - VFA Compensation
         Daniel Fritz                                Vice President - Actuarial
         Michael D. Gifford                          Vice President - Case Development
         Glenn Harris                                Vice President - Operations
         Joanne M. Jarvis                            Vice President - Sales Planning & Reporting
         Joan M. Keller                              Vice President - Client Service Processing
         Calvin King                                 Vice President - North Houston CCC
         Gary J. Kleinman                            Vice President
         Edward P. Millay                            Vice President & Controller
         Cindy Moore                                 Vice President - Budget and Expense Management
         Jamie L. Ohl                                Vice President - Account Management
         Rembert R. Owen, Jr.                        Vice President & Assistant Secretary
         V. Keith Roberts                            Vice President - Broker Dealer Operations
         Linda C. Robinson                           Vice President - Group Plan Administration


         Keith Schlosser                             Vice President - Sales Executive Administration
         Richard W. Scott                            Vice President & Chief Investment Officer
         Brenda Simmons                              Vice President - Client Contribution Services
         Paula K. Snyder                             Vice President - Marketing Communications
         James P. Steele                             Vice President - Specialty Products
         Cynthia S. Seeman                           Vice President - Account Management
         Richard Turner                              Vice President - Retirement Services Tax
         Frank A. Venutolo                           Vice President - VFA Administration
         Krien Verberkmoes                           Vice President - Sales Compliance
         Ted G. Kennedy                              Vice President - Government Relations
         William Fish                                Investment Officer
         Roger E. Hahn                               Investment Officer
         Gordon S. Massie                            Investment Officer
         Richard Mercante                            Investment Officer
         Craig R. Mitchell                           Investment Officer
         Alan Nussenblatt                            Investment Officer
         Scott Richland                              Investment Officer
         Sam Tillinghast                             Investment Officer
         W. Larry Mask                               Real Estate Investment Officer & Assistant Secretary
         Dan Cricks                                  Tax Officer
         Kurt Bernlohr                               Assistant Secretary
         Tracey E. Harris                            Assistant Secretary
         Russell J. Lessard                          Assistant Secretary
         Connie E. Pritchett                         Assistant Secretary
         Frederick J. Sdao                           Assistant Secretary
         Katherine Stoner                            Assistant Secretary
         Bonnie Finley                               Assistant Treasurer
         John Flemming                               Assistant Treasurer
         Paul Hoepfl                                 Assistant Treasurer
         Louis McNeal                                Assistant Treasurer
         Linda Pinney                                Assistant Treasurer
         Tara S. Rock                                Assistant Treasurer
         Carolyn Roller                              Assistant Treasurer
         Diana Smirl                                 Assistant Treasurer
         Marylyn S. Zlotnick                         Assistant Controller
         Robert A. Demchak                           Administrative Officer
         Tom Goodwin                                 Administrative Officer
         Ted D. Hennis                               Administrative Officer
         William R. Keller, Jr.                      Administrative Officer
         Fred M. Lowery                              Administrative Officer
         Michael M. Mead                             Administrative Officer
         Steven Mueller                              Administrative Officer
         Kathryn T. Smith                            Administrative Officer

         Identified in the list below are the directors and officers of VALIC who are also directors and/or officers of AIG Annuity Insurance Company ("AIGAIC").

         NAME:                                       TITLE:
         Randall W. Epright                          Executive Vice President &Chief Information Officer
         Michael J. Akers                            Senior Vice President & Chief Actuary
         Lillian Caliman                             Senior Vice President - Information Technology
         Mary L. Cavanaugh                           Senior Vice President
         David H. den Boer                           Senior Vice President & Chief Compliance Officer
         N. Scott Gillis                             Senior Vice President & Controller
         Sharla A. Jackson                           Senior Vice President - Customer Service Amarillo
         Kathleen M. McCutcheon                      Senior Vice President - Human Resources

         Robert E. Steele                            Senior Vice President - Specialty Products
         Gregory Stephen Broer                       Vice President - Actuarial
         Richard A. Combs                            Vice President - Actuarial
         Neil J. Davidson                            Vice President - Actuarial
         Terry B. Festervand                         Vice President & Treasurer
         Daniel Fritz                                Vice President - Actuarial
         Gary Kleinman                               Vice President
         Edward P. Millay                            Vice President & Controller
         Cindy Moore                                 Vice President - Budget & Expense Management
         Rembert R. Owen, Jr.                        Vice President & Assistant Secretary
         Richard W. Scott                            Vice President & Chief Investment Officer
         James P. Steele                             Vice President - Specialty Products
         Ted G. Kennedy                              Vice President - Government Relations
         William Fish                                Investment Officer
         Roger E. Hahn                               Investment Officer
         Gordon S. Massie                            Investment Officer
         Richard Mercante                            Investment Officer
         Craig R. Mitchell                           Investment Officer
         Alan Nussenblatt                            Investment Officer
         Scott Richland                              Investment Officer
         Sam Tillinghast                             Investment Officer
         W. Larry Mask                               Real Estate Investment Officer & Assistant Secretary
         Dan Cricks                                  Tax Officer
         Kurt Bernlohr                               Assistant Secretary
         Tracey E. Harris                            Assistant Secretary
         Russell J. Lessard                          Assistant Secretary
         Connie E. Pritchett                         Assistant Secretary
         Frederick J. Sdao                           Assistant Secretary
         Katherine Stoner                            Assistant Secretary
         John Flemming                               Assistant Treasurer
         Paul Hoepfl                                 Assistant Treasurer
         Louis McNeal                                Assistant Treasurer
         Linda Pinney                                Assistant Treasurer
         Tara S. Rock                                Assistant Treasurer
         Carolyn Roller                              Assistant Treasurer
         Diana Smirl                                 Assistant Treasurer
         Robert A. Demchak                           Administrative Officer
         Ted D. Hennis                               Administrative Officer
         Michael E. Mead                             Administrative Officer

ITEM 27.    NOT APPLICABLE.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VALIC Company II, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas, on the 19th day of December, 2002.

VALIC Company II

By /s/ Evelyn M. Curran
   ---------------------
Evelyn M. Curran
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                                      TITLE                                       DATE
_________*___________                          President and Principal Executive Officer   December 19, 2002
Evelyn M. Curran
_________*___________                          Treasurer and Principal Financial Officer   December 19, 2002
Gregory R. Kingston
_________*___________                          Trustee and Chairman of the Board           December 19, 2002
Robert P. Condon
_________*___________                          Trustee                                     December 19, 2002
Judith L. Craven
_________*___________                          Trustee                                     December 19, 2002
William F. Devin
_________*___________                          Trustee                                     December 19, 2002
Timothy J. Ebner
_________*___________                          Trustee                                     December 19, 2002
Gustavo E. Gonzales, Jr.
_________*___________                          Trustee                                     December 19, 2002
Norman Hackerman
_________*___________                          Trustee                                     December 19, 2002
Peter A. Harbeck
_________*___________                          Trustee                                     December 19, 2002
John W. Lancaster
_________*___________                          Trustee                                     December 19, 2002
Kenneth J. Lavery
_________*___________                          Trustee                                     December 19, 2002
Ben H. Love
_________*___________                          Trustee                                     December 19, 2002
John E. Maupin, Jr.
_________*___________                          Trustee                                     December 19, 2002
F. Robert Paulsen

* By: /s/ NORI L. GABERT
--------------------
Nori L. Gabert
Attorney-in-Fact

                                VALIC COMPANY II

                                  Exhibit Index


9.          Opinion of Counsel.

10.         Consent of Independent Auditors.

16. (p)     Code of Ethics.

17. (e)     Powers of Attorney.

                                VALIC COMPANY II

                        AGGRESSIVE GROWTH LIFESTYLE FUND
                            CAPITAL APPRECIATION FUND
                       CONSERVATIVE GROWTH LIFESTYLE FUND
                                 CORE BOND FUND
                              HIGH YIELD BOND FUND
                          INTERNATIONAL GROWTH II FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND
                               MID CAP VALUE FUND
                         MODERATE GROWTH LIFESTYLE FUND
                              MONEY MARKET II FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND
                            SOCIALLY RESPONSIBLE FUND
                               STRATEGIC BOND FUND

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                     PART B


                                 JANUARY 1, 2003



This Statement of Additional Information ("SAI") is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company II (the "Series Company" or "VC II") formerly, North American Funds Variable Product Series II. It should be read in conjunction with the Prospectus. The SAI and the related Prospectus are dated January 1, 2003. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by visiting aigvalic.com, calling 1-800-448-2542, or writing the Series Company at 2929 Allen Parkway, Houston, Texas 77019.
















VL 10832-1 REV 01/03

TABLE OF CONTENTS



                                                                                                   Page
General Information and History                                                                       4
Performance and Yield Information                                                                     4
Investment Restrictions                                                                               6
          Fundamental Investment Restrictions                                                         7
          Non-Fundamental Investment Restrictions                                                     8
          Operating Policies                                                                          9
Investment Practices                                                                                  9
          Adjustable Rate Securities                                                                  9
          American Depositary Receipts                                                               10
          Asset-Backed Securities                                                                    10
          Bank Obligations                                                                           10
          Brady Bonds                                                                                11
          Catastrophe Bonds                                                                          11
          Collateralized Bond Obligations                                                            12
          Convertible Securities                                                                     12
          Emerging Markets                                                                           12
          Eurodollar Obligations                                                                     13
          Exchange Traded Funds                                                                      13
          Fixed Income Securities                                                                    14
          Foreign Currency Exchange Transactions and Forward Contracts                               14
          Foreign Securities                                                                         16
          Illiquid Securities                                                                        16
          Inflation-Indexed Bonds                                                                    16
          Interfund Borrowing and Lending Program                                                    17
          International Bonds                                                                        18
          Lending Portfolio Securities                                                               18
          Loan Participations and Assignments                                                        18
          Lower Rated Debt Securities                                                                19
          Mortgage-Related Securities                                                                20
          Options & Futures Contracts                                                                23
          Real Estate Securities and Real Estate Investment Trusts                                   29
          Repurchase Agreements                                                                      29
          Reverse Repurchase Agreements                                                              30
          Rule 144A Securities                                                                       30
          Short Sales                                                                                30
          Standard and Poor's Depositary Receipts                                                    31
          Structured Notes                                                                           31
          Swap Agreements                                                                            31
          Variable Rate Demand Notes                                                                 32
          Warrants                                                                                   32
          When-Issued Securities                                                                     33
          Zero Coupon Fixed Income Securities                                                        33
Investment Adviser                                                                                   33
          Code of Ethics                                                                             35
Investment Sub-advisers                                                                              35
Service Agreements                                                                                   39
          Service Agreements with Affiliates                                                         39
Portfolio Turnover                                                                                   40
Portfolio Transactions and Brokerage                                                                 40
Offering, Purchase and Redemption of Fund Shares                                                     43
Determination of Net Asset Value                                                                     44
Accounting and Tax Treatment                                                                         45
          Calls and Puts                                                                             45
          Financial Futures Contracts                                                                45
          Subchapter M of the Code                                                                   45
          Passive Foreign Investment Companies                                                       46

                                                                                                   Page
          Section 817(h) of the Code                                                                 46
Other Information                                                                                    47
          Shareholder Reports                                                                        47
          Voting and Other Rights                                                                    47
          Custody of Assets                                                                          48
Bond Ratings                                                                                         48
          Description of Commercial Paper Ratings                                                    50
Independent Auditors                                                                                 51
Management of the Series Company                                                                     51
          Compensation of Independent Trustees                                                       58

                         GENERAL INFORMATION AND HISTORY


The Series Company was organized as a Delaware business trust on May 6, 1998, by VALIC and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with the Series Company and subject to the authority of the Series Company's Board of Trustees, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. Additionally, VALIC has engaged investment sub-advisers (each hereinafter referred to as a "Sub-adviser") to provide investment sub-advisory services for each Fund subject to VALIC's oversight. The Series Company consists of fifteen separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of shares of beneficial interest.


The Series Company issues shares of beneficial interest of each Fund to registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the "Contracts"). Currently the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates.

The Series Company was originally named American General Series Portfolio Company 3. The name changed to North American Funds Variable Product Series II on October 1, 2001. Subsequently, on December 31, 2001, the name changed to VALIC Company II. The individual Fund names also changed on December 31, 2001, as noted below.


----------------------------------------   --------------------------------------   --------------------------------------
NAME PRIOR TO 10/1/2000                    NAME FROM 10/01/2000 TO 12/31/2001       NAME EFFECTIVE 12/31/2001
----------------------------------------   --------------------------------------   --------------------------------------
American General Aggressive Growth         North American - AG Aggressive           Aggressive Growth Lifestyle Fund
Lifestyle Fund                             Growth Lifestyle Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Conservative Growth       North American - AG Conservative         Conservative Growth Lifestyle Fund
Lifestyle Fund                             Growth Lifestyles Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Core Bond Fund            North American - AG Core Bond Fund       Core Bond Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General High Yield Bond Fund      North American - AG High Yield Bond      High Yield Bond Fund
                                           Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General International Growth      North American International Growth      International Growth II Fund
Fund                                       Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Large Cap Growth Fund     North American - AG Goldman Sachs        Capital Appreciation Fund
                                           Large Cap Growth Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Large Cap Value Fund      North American - AG State Street         Large Cap Value Fund
                                           Large Cap Value Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Mid Cap Growth Fund       North American - AG INVESCO MidCap       Mid Cap Growth Fund
                                           Growth Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Mid Cap Value Fund        North American - AG Neuberger Berman     Mid Cap Value Fund
                                           MidCap Value Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Moderate Growth           North American - AG Moderate Growth      Moderate Growth Lifestyle Fund
Lifestyle Fund                             Lifestyle Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Money Market Fund         North American - AG 2 Money Market       Money Market II Fund
                                           Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Small Cap Growth Fund     North American - J.P. Morgan Small       Small Cap Growth Fund
                                           Cap Growth Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Small Cap Value Fund      North American Small Cap Value Fund      Small Cap Value Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Socially Responsible      North American - AG Socially             Socially Responsible Fund
Fund                                       Responsible Fund
----------------------------------------   --------------------------------------   --------------------------------------
American General Strategic Bond Fund       North American - AG Strategic Bond       Strategic Bond Fund
                                           Fund
----------------------------------------   --------------------------------------   --------------------------------------


                        PERFORMANCE AND YIELD INFORMATION

Because you invest in a Fund through a Contract, you should be aware the performance presented does not reflect Contract charges or separate account charges which will reduce Fund values which are available to Participants. Information about separate account performance is available in the applicable Contract prospectus.

AVERAGE ANNUAL TOTAL RETURN

Average Annual Total Return quotations for periods of 1, 5, and 10 years, or since inception of a mutual fund, discretionary account or composite, are calculated according to the following formula:

            P (1+T)(n) = ERV

            Where:

            P           =  A hypothetical initial Purchase Payment of $1,000.
            T           =  Average annual total return.
            N           =  Number of years.
            ERV         =  Ending redeemable value of a hypothetical $1,000
                           Purchase Payment made at the beginning of the first period.


Average Annual Total Return reflects the deduction of Fund expenses and assumes that all dividends and distributions are reinvested when paid.


                          AVERAGE ANNUAL TOTAL RETURNS
                              AS OF AUGUST 31, 2002


                                                               SINCE INCEPTION
         FUND NAME                          ONE YEAR              (09/21/98)
         ---------                          --------              ----------

Aggressive Growth Lifestyle Fund             -15.02%                1.13%
Capital Appreciation Fund                    -26.45%               -7.87%
Conservative Growth Lifestyle Fund            -4.62%                5.41%
Core Bond Fund                                 5.87%                5.46%
High Yield Bond Fund                          -7.93%                0.15%
International Growth II Fund                 -12.91%                0.59%
Large Cap Value Fund                          -6.99%                4.26%
Mid Cap Growth Fund                          -28.39%              -10.49%
Mid Cap Value Fund                           -10.14%               13.55%
Moderate Growth Lifestyle Fund                -8.62%                3.95%
Money Market II Fund                           1.63%                4.31%
Small Cap Growth Fund                        -30.78%               -3.58%
Small Cap Value Fund                          -8.56%                5.76%
Socially Responsible Fund                    -18.65%               -2.59%
Strategic Bond Fund                            3.13%                5.45%


SEVEN DAY YIELDS

The Money Market II Fund may quote a Seven Day Current Yield and a Seven Day Effective Yield. The Seven Day Current Yield is calculated by determining the total return for the current seven day period ("based period return") and annualizing the base period return by dividing by seven days, then multiplying the result by 365 days. The Seven Day Effective Yield annualizes the base period return while compounding weekly the base period return according to the following formula:

         Seven Day Effective Yield        = [(Base Period Return + 1)(365/7)-1]


For the period ending August 31, 2002, the Seven Day Current Yield for the Money Market II Fund was 1.35%, compounded to the Seven Day Effective Yield of 1.35%.


30 DAY CURRENT YIELD

The High Yield Bond Fund, Strategic Bond Fund and Core Bond Fund may quote a 30-Day Current Yield which is determined based on the current 30 day period, according to the following standardized formula:

Yield       =           2[(1 + NII)(6)-1]
                        -----------------
                        S x NAV


Where:

            NII    = Net investment income (interest income, plus dividend
                     income, plus other income, less fund expenses.
            S      = Average daily shares outstanding.
            NAV    = Net asset value per share on the last day of the period.


The 30-Day Current Yield for the period ending August 31, 2002 were:



Core Bond Fund 4.11%
High Yield Bond Fund  10.24%
Strategic Bond Fund 6.76%


DISTRIBUTION RATE CALCULATION

The Funds may advertise a non-standardized distribution rate. The distribution rate may be calculated as frequently as daily, based on the latest normal dividend paid. The latest dividend is annualized by multiplying the dividend by a factor based on the dividend frequency (12 for monthly or 4 for quarterly). The result is then divided by the higher of the current net asset value or the maximum offering price. For example, a bond fund may pay a monthly dividend of
0.04536. This is multiplied by 12 since it is a monthly dividend. The result, 0.54432, is divided by the offering price of $9.89. That equals a distribution rate of 5.50%.

The distribution rate measures the level of the ordinary income, including short-term capital gains, that is actually paid out to investors. This is different from fund yield, which is a measure of the income earned by a fund's investments, but which may not be directly paid out to investors. Total return measures the income earned, as does the yield, but also measures the effect of any realized or unrealized appreciation or depreciation of the fund's investments.

                             INVESTMENT RESTRICTIONS


The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objective(s), policies, and investment program of each Fund, may only be changed with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (i) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or
(ii) more than 50% of a Fund's outstanding voting securities.


In addition, the Funds have non-fundamental investment restrictions, which have been approved by the Series Company's Board of Trustees. Non-fundamental investment restrictions and operating policies may be changed by the Board of Trustees without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions or any other investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents,
(iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (iv) personal credit and business credit businesses will be considered separate industries.


FUNDAMENTAL INVESTMENT RESTRICTIONS

BORROWING

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

COMMODITIES


All Funds: No Fund may purchase or sell physical commodities except that each Fund (other than the Lifestyle Funds and the Money Market II Fund) may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.


CONCENTRATION


All Funds, except the Lifestyle Funds: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.



Explanation: With respect to the Lifestyle Funds, each Lifestyle Fund may invest more than 25% of its assets in Funds of the Series Company or VALIC Company I.


DIVERSIFICATION


All Funds, except the Lifestyle Funds: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

Explanation:  The Lifestyle Funds are non-diversified investment companies.


ISSUANCE OF SENIOR SECURITIES


All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission ("SEC") staff interpretation of the 1940 Act.


LENDING


All Funds, except the Lifestyle Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.



Explanation:  The Lifestyle Funds may not engage in lending securities.


REAL ESTATE


All Funds: No Fund may purchase or sell real estate except that each Fund (other than the Lifestyle Funds and the Money Market II Fund) may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.


UNDERWRITING


All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board of Trustees within applicable law and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

CONTROL OF COMPANIES. Each Fund may not invest in companies for the purpose of exercising management control or influence, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act (See Operating Policies shown below for additional information on investment company security investment restrictions).

ILLIQUID SECURITIES. Each Fund (other than the Lifestyle Funds) may not invest more than 15% (10% for the Money Market II Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. The Lifestyle Funds may not invest in illiquid securities. This restriction on illiquid investments is applicable at all times.


FOREIGN SECURITIES. To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund other than the Mid Cap Growth Fund and the Strategic Bond Fund. With respect to the Mid Cap Growth Fund and the Strategic Bond Fund, ADRs, U.S. dollar-denominated securities of foreign issuers and Canadian securities are excluded from such percentage limitations.


         100%              International Growth II Fund

         50%               Strategic Bond Fund

         40%               Core Bond Fund

         35%               High Yield Bond Fund
                           Large Cap Value Fund


         25%               Mid Cap Growth Fund
                           Small Cap Value Fund
                           Small Cap Growth Fund



         20%               Capital Appreciation Fund
                           Mid Cap Value Fund
                           Money Market II Fund (payable in U.S. Dollars) Socially Responsible Fund


         0%                Lifestyle Funds*

*Each Fund invests indirectly in equity securities of international companies.

MARGIN. Each Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.


SHORT SALES. Each Fund, (other than the Lifestyle Funds and the Money Market II
Fund) may not sell securities short except to the extent permitted by applicable law.


INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

ASSET-BACKED SECURITIES

All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

SINGLE INVESTMENT COMPANIES

All Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 5% of total assets in a single investment company.


TOTAL INVESTMENT COMPANY INVESTMENT


All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 10% of total assets in investment company securities.


SINGLE INVESTMENT COMPANY VOTING SECURITIES


All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund may invest more than 3% of total assets in the voting securities of a single investment company.


CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES


All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.


FUTURES CONTRACTS - INITIAL MARGIN DEPOSITS


All Funds, except the Money Market II Fund and the Lifestyle Funds: To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts into which it has entered.


                              INVESTMENT PRACTICES


Although the Lifestyle Funds may not engage directly in the investment practices described below, they may indirectly engage in such practice through the purchase of shares of underlying VC II Funds and VALIC Company I Funds, which may engage in such practices.


ADJUSTABLE RATE SECURITIES


Each Fund, other than the Lifestyle Funds, may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (i) at any time upon notice of usually 30 days or less, or (ii) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.


Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")


Each Fund, except the Money Market II Fund and the Lifestyle Funds, may purchase ADRs. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.


ASSET-BACKED SECURITIES


Each Fund, other than the Lifestyle Funds, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.


Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS


Each Fund, other than the Lifestyle Funds, may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.



The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.


The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

BRADY BONDS


Each Fund, other than the Lifestyle Funds and the Small Cap Value Fund, in accordance with its investment objectives, policies and investment program, may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan agreed to by the debtor nation and its creditors. Brady Plan debt restructurings have been implemented in a number of countries.



Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discounts bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds, but are not backed by the U.S. Government. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.



CATASTROPHE BONDS



Each Fund, other than the Lifestyle Funds and the Small Cap Value Fund, in accordance with its investment objectives, policies and investment program, may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.



Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.



COLLATERALIZED BOND OBLIGATIONS ("CBOS")



The High-Yield Bond Fund may invest in CBOs. CBOs are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranch of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tranch specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranch of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.


CONVERTIBLE SECURITIES


Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in convertible securities of foreign or domestic issuers. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.


A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

EMERGING MARKETS


Each Fund, except the Capital Appreciation Fund, the Money Market II Fund and the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in companies located in emerging market countries. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

EURODOLLAR OBLIGATIONS


Each Fund, except the Capital Appreciation Fund and the Lifestyle Funds, in accordance with its investment objective(s), policies, and investment program, may invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.


Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail in the view that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.


Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.


Each Fund, other than the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.



EXCHANGE TRADED FUNDS ("ETFS")



Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in ETFs, with the same percentage limitations as investments in registered investment companies. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in its being more volatile. Additionally, ETFs have management fees which increase their cost.


FIXED INCOME SECURITIES


Each Fund, except the Lifestyle Funds, may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody's Investors Service, Inc. ("Moody's") or its equivalent by any other Nationally Recognized Statistical Ratings Organization ("NRSRO") or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by Standard & Poor's Corporation ("S&P") or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section below regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower- medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS


Each Fund, except the Money Market II Fund and the Lifestyle Funds, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.


Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.


1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., settled). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as "anticipatory hedging."


2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.


Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, it could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.


Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Sub-adviser increases a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.


A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the "Custodian") will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.


FOREIGN SECURITIES


Each Fund, except the Lifestyle Funds, may invest in foreign securities.


A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States.


In addition, each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.


Money Market Securities of Foreign Issuers


Each Fund, except the Lifestyle Funds, may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (i) registered abroad and traded exclusively in foreign markets or
(ii) registered domestically and issued in foreign markets (e.g., Eurodollar securities).



Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.


ILLIQUID SECURITIES


Subject to their investment restrictions, each Fund, except the Lifestyle Funds, may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.



INFLATION-INDEXED BONDS



Each Fund, other than the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In the period of deflation payments may decrease to zero, but in any event will not be less than zero. Inflation-indexed bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five, ten or thirty years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).



If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.



The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.



While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.



The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as those of the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.



The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See "Taxation" for information about the possible tax consequences of investing in inflation-indexed bonds.



INTERFUND BORROWING AND LENDING PROGRAM



The Series Company has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for a comparable transaction. In addition, the Fund may participate in the program only to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy or restriction on borrowing.



INTERNATIONAL BONDS



Each Fund, except the Money Market II Fund, the Lifestyle Funds and the Small Cap Value Fund, may, in accordance with its investment practices and policies may invest in international bonds, which include U.S. dollar-denominated bonds issued by foreign corporations for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Euro Bonds"). International bonds may involve special risks and considerations not typically associated with investing in U.S. companies, including differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund's investment in international bonds also may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between currencies of different nations, by exchange control regulations and by indigenous economic and political developments.



LENDING PORTFOLIO SECURITIES



Each Fund, other than the Lifestyle Funds, may make secured loans of its portfolio securities in accordance with its investment practices and policies. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.



Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.



LOAN PARTICIPATIONS AND ASSIGNMENTS



Each Fund, other than the Lifestyle Funds, may invest in loan participations and assignments. Loan participations include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.



The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities as described above. Loan participations and assignments may be considered liquid, as determined by the Fund's Sub-adviser.

LOWER RATED DEBT SECURITIES


The Core Bond Fund and the High Yield Bond Fund may invest in below investment grade bonds. Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.



Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.



A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.


Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. The Sub-advisers will not necessarily dispose of a portfolio security when its ratings have been changed.

MORTGAGE-RELATED SECURITIES


Each Fund, other than the Lifestyle Funds, may invest in mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities."


Mortgage Pass-Through Securities


Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.


The principal governmental guarantors of mortgage-related securities are GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").


Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)


Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities


Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.


CMO Residuals


Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in CMO residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls


Each Fund, except the Money Market II Fund and the Lifestyle Funds, in accordance with its investment objectives, policies and investment program, may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by the GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program;
(iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.


A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities ("SMBSs")


SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.



SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.



Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.


OPTIONS AND FUTURES CONTRACTS

Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in Options and Futures Contracts as specified below.

Options on Securities and Securities Indices


Each Fund, except those previously noted, may write covered call and put options on securities and securities indices. The International Growth II Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.


To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.


Each of these Funds, except those previously noted, may write options on securities and securities indices. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.


Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.


Each Fund, except those previously noted, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. The International Growth II Fund may purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.


The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by the Funds, the Funds may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.


Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. All of the Funds, except those previously noted, may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time. The Funds have established standards of creditworthiness for these primary dealers.


Writing Covered Call and Put Options and Purchasing Call and Put Options


All of the Funds, except those previously noted, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. The International Growth II Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.



Each Fund, except those previously noted, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.



Each Fund, other than those previously noted, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. The International Growth II Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.


A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.


Unlisted options may be used by a Fund in accordance with its investment objectives, policies and investment program. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options: that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."


Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts


Each Fund, except those previously noted, in accordance with its investment objective(s), investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. Each Fund, other than those previously noted, in accordance with its investment objectives, policies and investment program, may also write covered put options on stock index futures contracts and may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.



Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.


An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.


Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December, 2001. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


Unlisted financial futures contracts, which may be purchased or sold only by a Fund, except those previously noted, in accordance with its investment objectives, policies and investment program, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts.



When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its Custodian or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."


A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts


For bona fide hedging purposes, each Fund, except the Money Market II Fund and the Lifestyle Funds, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Options on financial futures contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.


Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts


The use of options and financial futures contracts may entail certain risks including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.


To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.


Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.



In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.



The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.


Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.


In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC staff interpretive positions or no-action letters or rules adopted by the SEC.


REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")


Each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.



Each Fund, except those previously noted, also may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS


Each Fund, except the Lifestyle Funds, may hold commercial paper, certificates of deposit, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Board of Trustees. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security unless the Fund's investment objectives, policies and investment program permit the use of foreign money market securities, and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market II Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Board of Trustees of the Series Company will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund's total assets (10% in the case of Money Market II Fund).


REVERSE REPURCHASE AGREEMENTS


Each Fund, except the Money Market II Fund and the Lifestyle Funds, in accordance with its individual investment practices and policies, may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.


RULE 144A SECURITIES


Each Fund, except the Lifestyle Funds, may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in this SAI) that have been determined to be liquid by Board approved guidelines.



SHORT SALES

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Lifestyle Funds or the Money Market II Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain. The High Yield Bond Fund (the "Bond Fund") may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, the Bond Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. The Bond Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, the Bond Fund will segregate cash or other liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. The Bond Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described above. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and the Bond Fund must pay more for the security than it has received from the purchaser in the short sale. The Bond Fund will limit the total market value of naked short sales to 5% of its assets with no more than 1% of its assets in any single issuer.



STANDARD AND POOR'S DEPOSITARY RECEIPTS ("SPDRS")



Subject to its individual investment strategy, each of the Funds, except the Money Market II Fund and the Lifestyle Funds, may purchase SPDR's. SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Funds as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.



STRUCTURED NOTES



Subject to its individual investment practices and policies, each Fund, except the Money Market II Fund and the Lifestyle Funds, may purchase structured notes. Structured notes are derivative fixed income securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, a Sub-adviser will analyze these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.


SWAP AGREEMENTS


Each of the Funds, except the Money Market II Fund and the Lifestyle Funds, may enter into interest rate, index and currency exchange rate swap agreements in accordance with their individual investment strategies. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns

(or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.


Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.


Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.



Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund in invested in this manner, it may not be able to achieve its investment objective.

VARIABLE RATE DEMAND NOTES ("VRDNS")


Each Fund, other than the Lifestyle Funds, may invest in VRDNs. VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Additionally, the Money Market II Fund also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market II Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.


WARRANTS


All Funds, except the Money Market II Fund and the Lifestyle Funds, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.


WHEN-ISSUED SECURITIES


Each of the Funds, except the Money Market II Fund and the Lifestyle Funds, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.



ZERO COUPON FIXED INCOME SECURITIES



In accordance with its investment practices and policies, each Fund, except the Money Market II Fund and the Lifestyle Funds, may invest in zero coupon fixed income securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest.



Zero coupon fixed income securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

The discount on zero coupon fixed income securities ("original issue discount") must be taken into income ratably by a Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income to its shareholders each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.



The market prices of zero coupon fixed income securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon fixed income securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.



Custodial receipts issued in connection with zero coupon fixed income securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.


                               INVESTMENT ADVISER


VALIC serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement ("Advisory Agreement") dated January 1, 2002, that was approved by the Board of Trustees on July 17, 2001, and by shareholders on December 28, 2001. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.



VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG").


Pursuant to the Advisory Agreement, the Series Company retains VALIC to manage the investment of the assets of each Fund, maintain a trading desk, and place orders for the purchase and sale of portfolio securities. As investment adviser, VALIC obtains and evaluates as appropriate economic, statistical, and financial information in order to formulate and implement investment programs in furtherance of each Fund's investment objective(s) and investment program. Pursuant to the Advisory Agreement, VALIC provides other services including furnishing the services of the President and such other executives and clerical personnel as the Series Company requires to conduct its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. The Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value). The Series Company allocates advisory fees, SEC filing fees, interest expenses and state filing fees, if any, to the Fund that incurs such charges and allocates all other expenses among the Funds based on the net assets of each Fund in relation to the net assets of the Series Company.

For the past three (3) fiscal years ended August 31, the Series Company paid the following advisory fees to VALIC for each Fund:

FUND NAME                                  2002           2001           2000
Aggressive Growth Lifestyle Fund        $21,135       $ 16,318       $ 10,862
Capital Appreciation Fund              $169,336      $ 172,716      $ 148,935
Conservative Growth Lifestyle Fund      $21,209       $ 15,752        $ 9,495
Core Bond Fund                         $189,535      $ 108,097       $ 26,117
High Yield Bond Fund                   $129,907       $ 80,433       $ 38,715
International Growth II Fund           $271,068      $ 213,851       $ 85,379
Large Cap Value Fund                   $125,007       $ 76,013       $ 45,559
Mid Cap Growth Fund                    $218,940      $ 143,140       $ 59,188
Mid Cap Value Fund                     $632,750      $ 311,329       $ 88,406
Moderate Growth Lifestyle Fund          $35,901       $ 25,085       $ 12,732
Money Market II Fund                   $157,183       $ 94,758       $ 32,252
Small Cap Growth Fund                  $242,596      $ 238,665      $ 190,268
Small Cap Value Fund                   $284,222      $ 119,147       $ 47,613
Socially Responsible Fund               $28,513       $ 31,844       $ 30,422
Strategic Bond Fund                    $128,560       $ 54,762       $ 33,027



----------------------------------------   --------------------------------------   --------------------------------------
               FUND NAME                        MAXIMUM EXPENSE LIMITATION               EXPENSES BEFORE LIMITATION
----------------------------------------   --------------------------------------   --------------------------------------
Capital Appreciation Fund                                  0.85%                                    1.25%
----------------------------------------   --------------------------------------   --------------------------------------
Core Bond Fund                                             0.77%                                    1.14%
----------------------------------------   --------------------------------------   --------------------------------------
High Yield Bond Fund                                       0.99%                                    1.51%
----------------------------------------   --------------------------------------   --------------------------------------
International Growth II Fund                               1.01%                                    1.88%
----------------------------------------   --------------------------------------   --------------------------------------
Large Cap Value Fund                                       0.81%                                    1.29%
----------------------------------------   --------------------------------------   --------------------------------------
Aggressive Growth Lifestyle Fund                           0.10%                                    0.22%
----------------------------------------   --------------------------------------   --------------------------------------
Conservative Growth Lifestyle Fund                         0.10%                                    0.31%
----------------------------------------   --------------------------------------   --------------------------------------
Mid Cap Growth Fund                                        0.85%                                    1.59%
----------------------------------------   --------------------------------------   --------------------------------------
Mid Cap Value Fund                                         1.05%                                    1.35%
----------------------------------------   --------------------------------------   --------------------------------------
Moderate Growth Lifestyle Fund                             0.10%                                   0.290%
----------------------------------------   --------------------------------------   --------------------------------------
Money Market II Fund                                       0.56%                                    0.83%
----------------------------------------   --------------------------------------   --------------------------------------
Small Cap Growth Fund                                      1.16%                                    1.58%
----------------------------------------   --------------------------------------   --------------------------------------
Small Cap Value Fund                                       0.95%                                    1.53%
----------------------------------------   --------------------------------------   --------------------------------------
Socially Responsible Fund                                  0.56%                                    1.19%
----------------------------------------   --------------------------------------   --------------------------------------
Strategic Bond Fund                                        0.89%                                    1.58%
----------------------------------------   --------------------------------------   --------------------------------------



The Advisory Agreement requires that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Trustees of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.



In approving the Advisory Agreement, the Board of Trustees of the Series Company, including a majority of the trustees who are not parties to the agreement or "interested persons" of any such party (as defined by the 1940 Act) (the "Independent Trustees"), considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by VALIC or its affiliates in connection with providing services to the Funds, compared the fees charged by VALIC to those paid by similar funds for comparable services, and analyzed the expenses incurred by VALIC with respect to each Fund. The Series Company's Board of Trustees also considered each Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Fund in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors.

Additionally, the Series Company's Board of Trustees considered that although the Investment Sub-Advisory Agreements ("Sub-Advisory Agreements") gives the applicable Sub-adviser the authority to make investment decisions for each Fund, VALIC monitors the performance of the Sub-advisers and retains the responsibility for the overall management of each Fund. Specifically, the Series Company's Board of Trustees noted information received at regular meetings throughout the year related to Fund performance and VALIC's services, and benefits potentially accruing to VALIC and its affiliates from securities lending, administrative and brokerage relationships with affiliates of VALIC, if any, as well as research services received by VALIC from broker-dealers who execute transactions on behalf of the Funds. After requesting and reviewing such information as they deemed necessary, the Board of Trustees of the Series Company concluded that the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.



The Advisory Agreement may be continued with respect to any Fund if specifically approved, after the initial two year term, at least annually by (a)(i) the Series Company's Board of Trustees or (ii) a majority of that Fund's outstanding voting securities (as defined by the 1940 Act), and (b) the affirmative vote of a majority of the Independent Trustees by votes cast in person at a meeting called for this purpose. The Advisory Agreement also provides that it shall terminate automatically if assigned. The Advisory Agreement may be terminated as to any Fund at any time by the Series Company's Board of Trustees, by vote of a majority of the Fund's outstanding voting securities, or by VALIC, on not more than 60 days' written notice, nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon, without the payment of any penalty. Additionally the Advisory Agreement provides that VALIC shall not be liable to the Series Company, or any shareholder in the Series Company, for any act or omission in rendering services under the Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of VALIC.


CODE OF ETHICS

The Series Company and VALIC have adopted an Investment Company Code of Ethics in compliance with the 1940 Act and the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). This Code of Ethics is designed to detect and prevent violations of the Advisers Act and the 1940 Act through established procedures and restrictions concerning certain employee personal investment trading activities.

                             INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:


     FUND NAME                                 SUB-ADVISER NAME
     Capital Appreciation Fund                 Credit Suisse Asset Management, LLC ("CSAM")
     International Growth II Fund              Putnam Investment Management, Inc. ("Putnam")
     Large Cap Value Fund                      SSgA Funds Management, Inc.("SSgA FM")
     Mid Cap Growth Fund                       INVESCO Funds Group, Inc. ("INVESCO")
     Mid Cap Value Fund                        Wellington Management Company, LLP ("Wellington Management")
     Small Cap Growth Fund                     Franklin Advisers, Inc. ("Franklin")
     Small Cap Value Fund                      Banc One Investment Advisors Corporation ("Banc One")



Effective January 1, 2002, VALIC changed the Sub-adviser to CSAM from Goldman Sachs Asset Management for the Capital Appreciation Fund, to Putnam from Thompson, Siegel & Walmsley, Inc. for the International Growth II Fund, to Wellington Management from Neuberger Berman, LLC for the Mid Cap Value Fund, to Franklin from J.P. Morgan Investment Management, Inc. for the Small Cap Growth Fund and to Banc One from Fiduciary Management Associates, Inc. for the Small Cap Value Fund.

On December 28, 2001, shareholders of the Series Company approved Sub-Advisory Agreements with two of VALIC's affiliates, AIG Global Investment Corp. ("AIGGIC") and SunAmerica Asset Management Corp. ("SAAMCo"), effective January 1, 2002. The affiliated Sub-adviser changes are as follows:


------------------------------------------------------------ -------------------
FUND NAME                                                    NEW
SUB-ADVISER
------------------------------------------------------------ -------------------
Aggressive Growth Lifestyle Fund                             AIGGIC
------------------------------------------------------------ -------------------
Conservative Growth Lifestyle Fund                           AIGGIC
------------------------------------------------------------ -------------------
Core Bond Fund                                               AIGGIC
------------------------------------------------------------ -------------------
High Yield Bond Fund                                         AIGGIC
------------------------------------------------------------ -------------------
Moderate Growth Lifestyle Fund                               AIGGIC
------------------------------------------------------------ -------------------
Money Market II Fund                                         SAAMCo
------------------------------------------------------------ -------------------
Socially Responsible Fund                                    AIGGIC
------------------------------------------------------------ -------------------
Strategic Bond Fund                                          AIGGIC
------------------------------------------------------------ -------------------


AIGGIC is an indirect, wholly-owned subsidiary of AIG. Banc One is a wholly-owned subsidiary of Bank One, N.A., which is wholly-owned by Bank One Corporation. CSAM is wholly-owned by Credit Suisse Asset Management Holding Corp., which in turn is wholly-owned by Credit Suisse First Boston, Inc., 43% of which is held by Credit Suisse Group, and 57% of which is held by Credit Suisse First Boston (Swiss Bank), which is wholly-owned by Credit Suisse Group. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. INVESCO is an indirect wholly-owned subsidiary of AMVESCAP PLC. Putnam is owned by Marsh & McLennan Companies, Inc. and the firm's senior professionals, except for a minority stake. SAAMCo is an indirect wholly-owned subsidiary of AIG. SSgA FM is a wholly-owned subsidiary of State Street Corporation. Wellington is a limited independent partnership owned entirely by 74 partners.


In selecting Sub-advisers, the Series Company's Trustees carefully evaluated:
(i) the nature and quality of the services expected to be rendered to the Fund(s) by the Sub-adviser, (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the Sub-adviser's personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid to each Sub-adviser.


Pursuant to the Sub-Advisory Agreements and subject to VALIC's oversight, the Sub-advisers will manage the investment and reinvestment of the assets of the sub-advised Funds, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the sub-advised Funds. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for the Sub-advised Funds, accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.



In approving the Sub-Advisory Agreements, the Series Company's Board of Trustees, including the Independent Trustees, considered the reasonableness of the fees paid to each Sub-adviser by VALIC in light of the extent and quality of the advisory services provided and any additional benefits received by each Sub-adviser or its affiliates in connection with providing services to the Funds and compared the fees charged by each Sub-adviser to those paid by similar funds for comparable services. The Board of Trustees of the Series Company also considered each Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Fund in comparison to other funds of comparable size, the history, reputation and qualifications and background of the management personnel and its financial condition, and other factors. Specifically, the Board of Trustees of the Series Company noted information received at regular meetings throughout the year related to Fund performance and each Sub-adviser's services, and benefits potentially accruing to each Sub-adviser and its affiliates from securities lending, administrative and brokerage relationships with broker-dealers who execute transactions on behalf of the Funds. After requesting and reviewing such information as they deemed necessary, the Series Company's Board of Trustees concluded that the approval or continuation of the respective Sub-Advisory

Agreements was in the best interests of each Fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.



The Sub-Advisory Agreements provide that the Sub-advisers will bear the expense of discharging their responsibilities.


VALIC paid the following fees to the Sub-advisers for services rendered for the past three fiscal years ending August 31:


   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   FUND NAME                                   SUB-ADVISER NAME                    2002                  2001                  2000
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Aggressive Growth Lifestyle Fund            AIGGIC                           $14,640                   ---                   ---
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Capital Appreciation Fund                   CSAM, from                        92,366               $94,209               $81,237
                                               01/01/2002 to
                                               present

                                               Goldman Sachs
                                               Asset Management,
                                               prior to
                                               01/01/2002
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Conservative Growth Lifestyle Fund          AIGGIC                            14,362                   ---                   ---
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Core Bond Fund                              AIGGIC, from                      94,768                54,049                13,058
                                               01/01/2002 to
                                               present

                                               American General
                                               Investment
                                               Management, L.P.
                                               ("AGIM"), prior
                                               to 01/01/2002
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   High Yield Bond Fund                        AIGGIC, from                      83,509                51,707                24,888
                                               01/01/2002 to
                                               present

                                               AGIM, prior to
                                               01/01/2002
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   International Growth II Fund                Putnam, from                     195,771               154,448                61,662
                                               01/01/2002 to
                                               present

                                               Thompson, Siegel
                                               & Walmsley, Inc.
                                               from 07/24/2000
                                               to 12/31/2001

                                               Jacobs Asset
                                               Management, Inc.,
                                               prior to
                                               07/24/2000
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Large Cap Value Fund                        SSgA FM                           62,618                50,187                50,000
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------

   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Mid Cap Growth Fund                         INVESCO, from                    150,521                97,939                36,425
                                               09/29/2000 to
                                               present

                                               Brown Capital
                                               Management, Inc.,
                                               prior to
                                               09/29/2000
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Mid Cap Value Fund                          Wellington                       421,788               207,553                58,937
                                               Management, from
                                               01/09/2002

                                               Neuberger Berman
                                               Management, Inc.
                                               prior to
                                               01/01/2002
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Moderate Growth Lifestyle Fund              AIGGIC                            24,676                   ---                   ---
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Money Market II Fund                        SAAMCo                            31,698                   ---                   ---
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Small Cap Growth Fund                       Franklin, from                   171,244               168,469               134,307
                                               01/01/2002 to
                                               present

                                               J.P. Morgan
                                               Investment
                                               Management, Inc.,
                                               prior to
                                               01/01/2002
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Small Cap Value Fund                        Banc One, from                   165,841                40,411                15,237
                                               01/01/2002 to
                                               present

                                               Fiduciary
                                               Management
                                               Associates, Inc.,
                                               prior to
                                               01/01/2002
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Socially Responsible Fund                   AIGGIC                             9,474                   ---                   ---
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------
   Strategic Bond Fund                         AIGGIC, from                      75,403                31,944                19,265
                                               01/01/2002 to
                                               present

                                               AGIM, prior to
                                               01/01/2002
   -----------------------------------------   -------------------   ------------------   -------------------   -------------------



The Sub-Advisory Agreements may be continued with respect to any of the Funds if approved, after the initial two year term, at least annually by the vote of the Series Company's Board of Trustees who are not parties to the Sub-Advisory Agreements or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval and by a vote of a majority of the Series Company's Board of Trustees or a majority of the relevant Fund's outstanding voting securities.



The Sub-Advisory Agreements will automatically terminate in the event of assignment or in the event of termination of the Advisory Agreement between VALIC and the Series Company as it relates to the relevant sub-advised Fund. The Sub-Advisory Agreements may be terminated at any time by VALIC, the relevant Sub-adviser, the Series Company's Board of Trustees, or by vote of a majority of the outstanding voting securities of the relevant sub-advised Fund, generally, on not more than 60 days' nor less than 30 days' written notice. Such termination shall be without the payment of any penalty.



The Sub-Advisory Agreements provide that the Sub-advisers shall not be liable to VALIC, the Series Company or to any shareholder of the Series Company for any act or omission in rendering services under the Sub-Advisory Agreements or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of the Sub-advisers.


                               SERVICE AGREEMENTS

SERVICE AGREEMENTS WITH AFFILIATES

The Series Company has service agreements with VALIC and SAAMCo to provide certain accounting and administrative services to the Funds and to provide transfer agent services. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to the Series Company at cost.

Pursuant to the Administrative Services Agreement, the Series Company pays SAAMCo an annual fee of 0.07% based on average daily net assets. Prior to May 1, 2001, the fee was 0.03%. Prior to October 1, 2001, the fee was paid to VALIC. These fees are paid directly by the Funds.


For the fiscal years ended August 31, 2002, 2001 and 2000, respectively, the Funds, other than the Lifestyle Funds, paid the following accounting fees:



    -----------------------------------------   ------------------    -------------------   -------------------
    FUND NAME                                                 2002                   2001                  2000
    -----------------------------------------   ------------------    -------------------   -------------------
    Capital Appreciation Fund                              $24,291                $13,713                $8,124
    -----------------------------------------   ------------------    -------------------   -------------------
    Core Bond Fund                                          27,552                 10,595                 1,567
    -----------------------------------------   ------------------    -------------------   -------------------
    High Yield Bond Fund                                    13,459                  5,641                 1,659
    -----------------------------------------   ------------------    -------------------   -------------------
    International Growth II Fund                            21,318                 11,017                 2,846
    -----------------------------------------   ------------------    -------------------   -------------------
    Large Cap Value Fund                                    19,305                  7,138                 2,734
    -----------------------------------------   ------------------    -------------------   -------------------
    Mid Cap Growth Fund                                     23,092                  8,654                 2,732
    -----------------------------------------   ------------------    -------------------   -------------------
    Mid Cap Value Fund                                      62,226                 20,860                 3,536
    -----------------------------------------   ------------------    -------------------   -------------------
    Money Market II Fund                                    44,856                 17,788                 3,870
    -----------------------------------------   ------------------    -------------------   -------------------
    Small Cap Growth Fund                                   20,958                 12,304                 6,715
    -----------------------------------------   ------------------    -------------------   -------------------
    Small Cap Value Fund                                    28,042                  8,312                 1,905
    -----------------------------------------   ------------------    -------------------   -------------------
    Socially Responsible Fund                                9,016                  5,459                 3,651
    -----------------------------------------   ------------------    -------------------   -------------------
    Strategic Bond Fund                                     16,047                  4,438                 1,651
    -----------------------------------------   ------------------    -------------------   -------------------



Effective September 1, 2002, the Lifestyle Funds commenced payment to VALIC for such services.



The Series Company has entered into a Shareholder Services Agreement ("Service Agreement") with VALIC for the provision of record keeping and shareholder services to contract owners and participants. Under the terms of the Service Agreement, VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% on average daily net assets of each Fund. For the fiscal periods shown below, the Funds paid the following administrative services fees:

         ----------------------------------------   ------------------   ------------------   ------------------
         FUND NAME                                                2002                 2001                 2000
         ----------------------------------------   ------------------   ------------------   ------------------
         Capital Appreciation Fund                             $76,972              $78,507              $67,699
         ----------------------------------------   ------------------   ------------------   ------------------
         Core Bond Fund                                         94,767               54,049               13,058
         ----------------------------------------   ------------------   ------------------   ------------------
         High Yield Bond Fund                                   46,394               28,726               13,827
         ----------------------------------------   ------------------   ------------------   ------------------
         International Growth II Fund                           75,297               59,403               23,716
         ----------------------------------------   ------------------   ------------------   ------------------
         Large Cap Value Fund                                   62,503               38,007               22,779
         ----------------------------------------   ------------------   ------------------   ------------------
         Mid Cap Growth Fund                                    68,419               45,260               22,766
         ----------------------------------------   ------------------   ------------------   ------------------
         Mid Cap Value Fund                                    210,963              103,776               29,469
         ----------------------------------------   ------------------   ------------------   ------------------
         Money Market II Fund                                  157,183               94,758               32,252
         ----------------------------------------   ------------------   ------------------   ------------------
         Small Cap Growth Fund                                  71,352               70,196               55,961
         ----------------------------------------   ------------------   ------------------   ------------------
         Small Cap Value Fund                                   94,894               39,716               15,871
         ----------------------------------------   ------------------   ------------------   ------------------
         Socially Responsible Fund                              28,513               31,844               30,422
         ----------------------------------------   ------------------   ------------------   ------------------
         Strategic Bond Fund                                    54,561               22,817               13,760
         ----------------------------------------   ------------------   ------------------   ------------------



The Series Company has entered into an Amended and Restated Transfer Agency and Service Agreement with VALIC for the provision of dividend disbursement and certain other activities in connection with any accumulation, open-account or similar plans provided to the shareholders. For the fiscal years ended August 31, 2002 and 2001 respectively, the Funds paid the following transfer agency fees:



        ------------------------------   ---------------   -------------------
        FUND NAME                                   2002                  2001
        ------------------------------   ---------------   -------------------
        Capital Appreciation Fund                 $3,992                  $281
        ------------------------------   ---------------   -------------------
        Core Bond Fund                             3,960                   209
        ------------------------------   ---------------   -------------------
        High Yield Bond Fund                       3,738                   109
        ------------------------------   ---------------   -------------------
        International Growth II Fund               3,350                   224
        ------------------------------   ---------------   -------------------
        Large Cap Value Fund                       3,230                   141
        ------------------------------   ---------------   -------------------
        Mid Cap Growth Fund                        3,259                   168
        ------------------------------   ---------------   -------------------
        Mid Cap Value Fund                         4,143                   397
        ------------------------------   ---------------   -------------------
        Money Market II Fund                       1,640                   354
        ------------------------------   ---------------   -------------------
        Small Cap Growth Fund                      3,957                   250
        ------------------------------   ---------------   -------------------
        Small Cap Value Fund                       3,251                   154
        ------------------------------   ---------------   -------------------
        Socially Responsible Fund                  1,352                   114
        ------------------------------   ---------------   -------------------
        Strategic Bond Fund                        2,557                    81
        ------------------------------   ---------------   -------------------



                               PORTFOLIO TURNOVER



For the fiscal year ended August 31, 2002, the portfolio turnover rate was higher for the Capital Appreciation Fund, the International Growth II Fund and the Small Cap Value Fund due to a transition in Sub-advisers. For the Lifestyle Funds, the portfolio turnover was higher due to the addition of a Sub-adviser. The portfolio turnover rate was lower for the Core Bond Fund due to a transition in Sub-advisers.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the High Yield Bond Fund and the Strategic Bond Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The International Growth II Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Socially Responsible Fund, the Small Cap Value Fund, and the Capital Appreciation Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.

When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.


In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund's portfolios may, however, effect certain "riskless principal transactions" in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


In purchasing and selling each Fund's portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or the Series Company with brokerage and research services, described below.

Directed Brokerage: A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Trustees has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and, therefore, has conveyed the information to Sub-advisers. A Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transactions, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/service arrangement, a Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield.


The following chart reflects the directed brokerage activity for the period ended September 30, 2002.

      ----------------------------------------   ---------------------------
      NAME OF FUND                                          AGGREGATE AMOUNT
      ----------------------------------------   ---------------------------

      International Growth II Fund                                 $4,753.00
      ----------------------------------------   ---------------------------
      Mid Cap Value Fund                                           60,157.80
      ----------------------------------------   ---------------------------
      Small Cap Growth Fund                                         1,426.00
      ----------------------------------------   ---------------------------
      Small Cap Value Fund                                          5,612.00
      ----------------------------------------   ---------------------------


Research Services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for the Series Company. The Sub-advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-advisers' ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Trustees.


The following tables list brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended August 31, 2000, 2001 and 2002.

                           2002 BROKERAGE COMMISSIONS


-----------------------------------   -----------------   --------------------   --------------------   ----------------------
                                                                                                         PERCENTAGE OF AMOUNT
                                                                                                            OF TRANSACTIONS
                                                                                    PERCENTAGE OF         INVOLVING PAYMENTS
                                         AGGREGATE           AMOUNT PAID TO        COMMISSIONS PAID        OF COMMISSIONS TO
                                         BROKERAGE            AFFILIATED            TO AFFILIATED             AFFILIATED
               FUND                      COMMISSION         BROKER-DEALERS*        BROKER-DEALERS*          BROKER-DEALERS
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Aggressive Growth Lifestyle Fund                    ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Conservative Growth Lifestyle Fund                  ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Core Bond Fund                                      ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
High Yield Bond Fund                                ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
International Growth II Fund                   $103,404                   $741                  0.72%                    0.43%
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Capital Appreciation Fund                        65,475                    185                  0.28%                    0.04%
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Large Cap Value Fund                             66,026                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Mid Cap Growth Fund                              57,826                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Mid Cap Value Fund                              471,566                 52,122                 11.05%                   12.95%
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Moderate Growth Lifestyle Fund                      ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Money Market II Fund                                ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Small Cap Growth Fund                           109,633                  4,656                  4.25%                    2.54%
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Small Cap Value Fund                            159,878                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Socially Responsible Fund                         4,292                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Strategic Bond Fund                                 ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------



*        The affiliated broker dealers that effected transactions with the indicated Funds include Archipelago
         Holding, LLC, Goldman Sachs & Co., and Neuberger Berman, Inc.


                           2001 BROKERAGE COMMISSIONS


-----------------------------------   -----------------   --------------------   --------------------   ----------------------
                                                                                                         PERCENTAGE OF AMOUNT
                                                                                                            OF TRANSACTIONS
                                                                                    PERCENTAGE OF         INVOLVING PAYMENTS
                                         AGGREGATE           AMOUNT PAID TO        COMMISSIONS PAID        OF COMMISSIONS TO
                                         BROKERAGE            AFFILIATED            TO AFFILIATED             AFFILIATED
               FUND                      COMMISSION         BROKER-DEALERS*        BROKER-DEALERS*          BROKER-DEALERS
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Aggressive Growth Lifestyle Fund                    ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Conservative Growth Lifestyle Fund                  ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Core Bond Fund                                      ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
High Yield Bond Fund                                ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
International Growth II Fund                   $129,597                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Capital Appreciation Fund                        21,994                 $4,216                 19.17%                      45%
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Large Cap Value Fund                             43,284                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Mid Cap Growth Fund                              28,726                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Mid Cap Value Fund                              272,047               $137,764                 50.64%                   51.69%
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Moderate Growth Lifestyle Fund                      ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Money Market II Fund                                ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Small Cap Growth Fund                            27,969                    459                  1.64%                       3%
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Small Cap Value Fund                             49,876                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Socially Responsible Fund                         8,513                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Strategic Bond Fund                                 ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------



*        The affiliated broker-dealer that effected transactions with the indicated Funds include Archipelago
         Holding, LLC, Goldman Sachs & Co., and Neuberger Berman, Inc.

                           2000 BROKERAGE COMMISSIONS


-----------------------------------   -----------------   --------------------   --------------------   ----------------------
                                                                                                         PERCENTAGE OF AMOUNT
                                                                                                            OF TRANSACTIONS
                                                                                    PERCENTAGE OF         INVOLVING PAYMENTS
                                         AGGREGATE           AMOUNT PAID TO        COMMISSIONS PAID        OF COMMISSIONS TO
                                         BROKERAGE            AFFILIATED            TO AFFILIATED             AFFILIATED
               FUND                      COMMISSION         BROKER-DEALERS*        BROKER-DEALERS*          BROKER-DEALERS
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Aggressive Growth Lifestyle Fund                    ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Conservative Growth Lifestyle Fund                  ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Core Bond Fund                                      ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
High Yield Bond Fund                                ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
International Growth II Fund                    $51,455                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Capital Appreciation Fund                        17,709                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Large Cap Value Fund                             29,657                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Mid Cap Growth Fund                               7,768                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Mid Cap Value Fund                               55,989                $25,197                 45.00%                   49.36%
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Moderate Growth Lifestyle Fund                      ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Money Market II Fund                                ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Small Cap Growth Fund                            16,394                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Small Cap Value Fund                             19,055                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Socially Responsible Fund                         5,478                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------
Strategic Bond Fund                                 ---                    ---                    ---                      ---
-----------------------------------   -----------------   --------------------   --------------------   ----------------------



* The affiliated broker-dealer that effected transactions with the indicated Fund was Neuberger Berman, Inc.


Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. On those occasions when such simultaneous purchase and sale transactions are made such transaction will be allocated in an equitable manner according to written procedures approved by the Series Company's Board of Trustees. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser's opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.




                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

As explained in the prospectus for the Contracts, payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of the Series Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e. by redemption-in-kind), the Series

Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Trustees deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.

                        DETERMINATION OF NET ASSET VALUE


Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotation) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported asked price.


U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, are valued at representative quoted prices. Such quotations generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities.

Publicly-traded corporate bonds are valued at prices obtained from third party pricing services.

Short-term debt securities for which market quotations are readily available are valued at the last reported bid price, except for those with a remaining maturity of 60 days or less which are valued by the amortized cost method (unless, due to special circumstances, the use of such a method with respect to any security would result in a valuation which does not approximate fair market value).

Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where such security is primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such foreign over-the-counter securities, then such securities will be valued in good faith by a method that the Series Company's Board of Trustees, or its delegates, believes accurately reflects fair value. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in such foreign securities may not take place contemporaneously with the valuation of such foreign securities in those Funds' portfolios.

Options purchased by the Funds (including options on financial futures contracts, stock indices, foreign currencies, and securities) listed on national securities exchanges are valued on the exchange where such security is primarily traded. Over-the-counter options purchased or sold by the Funds are valued based upon prices provided by market-makers on such securities or dealers in such currencies.

Exchange-traded financial futures contracts (including interest rate futures contracts, stock index futures contracts, and currency futures contracts) are valued at the settlement price for such contracts established each day by the board of trade or exchange on which such contracts are traded. Unlisted financial futures contracts are valued based upon prices provided by market-makers in such financial futures contracts.

All of the assets of the Money Market II Fund are valued on the basis of amortized cost. Under the amortized cost method of valuation, securities are valued at a price on a given date, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities. The Series Company's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market II Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market II Fund's net asset value might still decline.


                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).


SUBCHAPTER M OF THE CODE

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Code. A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes. Further, the benefits of taxation as a regulated investment company are not available to a Fund unless it distributes at least 90% of its "investment company taxable income" for the taxable year. Since the Fund itself would have to pay taxes on any undistributed income or undistributed capital gains, it plans to distribute all of its investment company taxable income and all of its net capital gain for each of its fiscal years. The separate accounts of VALIC and its affiliates which own the interests in each Fund are effectively tax exempt, so there should be no income tax consequences to such distributions.


The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS")



A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest charges, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.



Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.


SECTION 817(h) OF THE CODE

Each of the Funds intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract Owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

                                OTHER INFORMATION

SHAREHOLDER REPORTS

Annual Reports containing audited financial statements of the Series Company and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate.

VOTING AND OTHER RIGHTS

The Series Company was organized under the laws of the state of Delaware as a business trust, and presently is authorized to sell 15 series. Each of these series is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their Contract. See the Contract prospectus for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.



Delaware law does not require the Series Company to hold regular, annual shareholder meetings. But, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions; and (c) to fill vacancies on the Series Company's Board of Trustees if the shareholders have elected less than a majority of the Trustees.


The Series Company will assist in shareholder communications.

VALIC Separate Account A's (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.


As of August 31, 2002, VALIC Separate Account A owned, directly or indirectly, 100% of the outstanding shares of all Funds.


CUSTODY OF ASSETS


Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as Custodian.


The Custodian is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of the Custodian and may be entered into the book entry systems of securities depositories approved by the Board of Trustees. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of the Custodian and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Trustees, in accordance with regulations under the 1940 Act.







If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. Thereupon, such assets will be deposited in its general or segregated account with the Custodian, as appropriate.

                                  BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C -- Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospect of ever attaining any real investment standing.



Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.


Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.


C -- The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.



CI -- The rating CI is reserved for income bonds on which no interest is being paid.



D -- Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.







Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.




L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.



* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.



Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.



DESCRIPTION OF COMMERCIAL PAPER RATINGS



Moody's Commercial Paper Ratings



The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.



Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the 1933 Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:



Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:



-        Leading market positions in well established industries

-        High rates of return on funds employed

- Conservative capitalization structures with moderate reliance on debt and ample asset protection

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

- Well established access to a range of financial markets and assured sources of alternate liquidity.



Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.



If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.









Among the factors considered by Moody's in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.



Standard & Poor's Commercial Paper Ratings



The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.



A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.



A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.



A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."



A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.



B -- Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.



C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



D -- This rating indicates that the issue is either in default or is expected to be in default upon maturity.



The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.



                              INDEPENDENT AUDITORS



Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas 77010, serves as independent auditors of the Series Company.


                        MANAGEMENT OF THE SERIES COMPANY


The Board of Trustees manages the business activities of the Series Company in accordance with Delaware law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Trustees and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. Each officer holds office until the qualification and election of his or her successor.

INDEPENDENT
TRUSTEES

-----------------     ---------      -----      -----------------------    ------------   --------------------------
                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                                                             IN FUND
                      POSITIONS      DATE                                   COMPLEX
NAME, ADDRESS AND        HELD       SERVICE     PRINCIPAL OCCUPATION (S)    OVERSEEN       OTHER DIRECTORSHIPS HELD
  DATE OF BIRTH       WITH FUND      BEGAN        DURING PAST 5 YEARS      BY TRUSTEE(1)           BY TRUSTEE(2)
-----------------     ---------      -----      -----------------------    ------------   --------------------------
DR. JUDITH L. CRAVEN   Trustee      August,      Retired Administrator.      72           Director, VALIC Company I
2929 Allen Parkway                   1998                                                 (1998-Present); Director/
Houston, Texas 77019                                                                      Trustee, SunAmerica Senior
10/06/45                                                                                  Floating Rate Fund, Inc.,
                                                                                          SunAmerica Income Funds,
                                                                                          SunAmerica Equity Funds,
                                                                                          SunAmerica Style Select
                                                                                          Series, Inc., SunAmerica
                                                                                          Strategic Investment
                                                                                          Series and SunAmerica
                                                                                          Money Market Funds
                                                                                          (2001-Present); Director,
                                                                                          A.G. Belo Corporation, a
                                                                                          media company
                                                                                          (1992-Present); Director
                                                                                          SYSCO Corporation, a food
                                                                                          marketing and
                                                                                          distribution company
                                                                                          (1996-Present); Director,
                                                                                          Luby's, Inc., a
                                                                                          restaurant chain
                                                                                          (1998-Present; Director,
                                                                                          University of Texas Board
                                                                                          of Regents
                                                                                          (2001-Present). Formerly,
                                                                                          Director, Compaq Computer
                                                                                          Corporation (1992-2002);
                                                                                          Director/Trustee,
                                                                                          CypressTree Senior
                                                                                          Floating Rate Fund, Inc.,
                                                                                          North American Funds,
                                                                                          North American Senior
                                                                                          Floating Rate Fund, Inc.
                                                                                          (2000-2001); President,
                                                                                          United Way of the Texas
                                                                                          Gulf Coast, a not for
                                                                                          profit organization
                                                                                          (1992-1998); Director,
                                                                                          Houston Branch of the
                                                                                          Federal Reserve Bank of
                                                                                          Dallas (1992-2000).
--------------------------------------------------------------------------------------------------------------------



------------------------------

(1) The "Fund Complex" consists of all registered investment companies for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc.
(12 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios),
SunAmerica Senior Floating Rate Fund, Inc. (1 fund), the Series Company (15 portfolios) VALIC Company I (22 portfolios), SunAmerica Series Trust (33 portfolios), Season Series Trust (19 portfolios) and Anchor Pathway Fund (7 series).


(2) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities
Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

-----------------     ---------      -----      -----------------------    ------------   ---------------------------

                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                                                             IN FUND
                      POSITIONS      DATE                                   COMPLEX
NAME, ADDRESS AND        HELD       SERVICE     PRINCIPAL OCCUPATION (S)    OVERSEEN       OTHER DIRECTORSHIPS HELD
  DATE OF BIRTH       WITH FUND      BEGAN        DURING PAST 5 YEARS      BY TRUSTEE(1)          BY TRUSTEE(2)
-----------------     ---------      -----      -----------------------    ------------   ---------------------------
WILLIAM F. DEVIN       Trustee      October,     Member, Board of            72           Director, VALIC Company  I
2929 Allen Parkway                    2001       Governors, Boston Stock                  (2001-Present);
Houston, Texas 77019                             Exchange (1985-Present).                 Director/Trustee,
12/30/38                                         Formerly, Executive Vice                 SunAmerica Senior Floating
                                                 President, Fidelity                      Rate Fund, Inc., SunAmerica
                                                 Capital Markets, a                       Income Funds, SunAmerica
                                                 division of National                     Equity Funds, SunAmerica
                                                 Financial Services                       Style Select Series, Inc.,
                                                 Corporation (1966-1996).                 SunAmerica Strategic
                                                                                          Investment Series and
                                                                                          SunAmerica Money Market
                                                                                          Funds (2001-Present).
                                                                                          Formerly, Director/Trustee,
                                                                                          CypressTree Senior Floating
                                                                                          Rate Fund, Inc., North
                                                                                          American Funds, North
                                                                                          American Senior Floating
                                                                                          Rate Fund, Inc. (1997-2001).
---------------------------------------------------------------------------------------------------------------------
DR. TIMOTHY J. EBNER   Trustee      August,      Professor and Head,         37           Director, VALIC Company I
2929 Allen Parkway                   1998        Department of                            (1998-Present).  Formerly,
Houston, Texas 77019                             Neuroscience, and                        Director/Trustee,
07/15/49                                         Visscher Chair of                        CypressTree Senior Floating
                                                 Physiology, University of                Rate Fund, Inc., North
                                                 Minnesota                                American Funds, North
                                                 (1999-Present).                          American Senior Floating
                                                 Formerly, Director,                      Rate Fund, Inc. (2000-2001).
                                                 Graduate Program in
                                                 Neuroscience, University
                                                 of Minnesota (1995-1999);
                                                 Professor of
                                                 Neurosurgery, University
                                                 of Minnesota (1980-1999);
                                                 Consultant to Medtronic,
                                                 Inc., a manufacturer of
                                                 medical products
                                                 (1997-1998).
---------------------------------------------------------------------------------------------------------------------
JUDGE GUSTAVO E.       Trustee      August,      Municipal Court Judge,      37           Director, VALIC Company I
GONZALES, JR.                        1998        Dallas, Texas                            (1998-Present); Formerly,
2929 Allen Parkway                               (1995-Present).                          Director/Trustee,
Houston, Texas 77019                                                                      CypressTree Senior Floating
07/27/40                                                                                  Rate Fund, Inc., North
                                                                                          American Funds, North
                                                                                          American Senior Floating
                                                                                          Rate Fund, Inc.
                                                                                          (2000-2001); Director,
                                                                                          Downtown Dallas YMCA Board
                                                                                          (1996-2000); Director,
                                                                                          Dallas Easter Seals Society
                                                                                          (1997-2000).
---------------------------------------------------------------------------------------------------------------------
DR. NORMAN HACKERMAN   Trustee      August,      President Emeritus, Rice    37           Director, VALIC Company I
2929 Allen Parkway                   1998        University, Houston,                     (1984-Present); Chairman,
Houston, Texas 77019                             Texas (1985-Present).                    Scientific Advisory Board
03/02/12                                                                                  for The Robert A. Welch
                                                                                          Foundation
                                                                                          (1983-Present).  Formerly,
                                                                                          Director, Electrosource,
                                                                                          Inc., developer,
                                                                                          manufacturer, and marketer
                                                                                          of energy storage products
                                                                                          (1990-2002).
---------------------------------------------------------------------------------------------------------------------
DR. JOHN W. LANCASTER  Trustee      August,      Pastor Emeritus and         37           Director, VALIC Company I
2929 Allen Parkway                   1998        Director of Planned                      (1984-Present).
Houston, Texas 77019                             Giving, First
12/15/23                                         Presbyterian Church,
                                                 Houston, Texas
                                                 (1997-Present).
---------------------------------------------------------------------------------------------------------------------

-----------------     ---------      -----      -----------------------    ------------   ---------------------------
                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                                                             IN FUND
                      POSITIONS      DATE                                   COMPLEX
NAME, ADDRESS AND        HELD       SERVICE     PRINCIPAL OCCUPATION (S)    OVERSEEN       OTHER DIRECTORSHIPS HELD
  DATE OF BIRTH       WITH FUND      BEGAN        DURING PAST 5 YEARS      BY TRUSTEE(1)         BY TRUSTEE(2)
-----------------     ---------      -----      -----------------------    ------------   ---------------------------
KENNETH J. LAVERY      Trustee      October,     Vice President of           37           Director, VALIC Company I
2929 Allen Parkway                    2001       Massachusetts Capital                    (2001-Present); Director,
Houston, Texas 77019                             Resources Company                        Board of Overseers, Newton
12/30/49                                         (1982-Present).                          Wellesley Hospital
                                                                                          (1996-Present).  Formerly,
                                                                                          Director/Trustee,
                                                                                          CypressTree Senior Floating
                                                                                          Rate Fund, Inc., North
                                                                                          American Funds, North
                                                                                          America Senior Floating
                                                                                          Rate Fund, Inc. (1997-2001).
---------------------------------------------------------------------------------------------------------------------
BEN H. LOVE            Trustee      August,      Retired.                    37           Director, VALIC Company I
2929 Allen Parkway                   1998                                                 (1993-Present).  Formerly,
Houston, Texas 77019                                                                      Director/Trustee,
09/26/30                                                                                  CypressTree Senior Floating
                                                                                          Rate Fund, Inc., North
                                                                                          American Funds, North
                                                                                          American Senior Floating
                                                                                          Rate Fund, Inc.
                                                                                          (2000-2001); Director,
                                                                                          Mid-American Waste, Inc.,
                                                                                          waste products (1993-1997);
                                                                                          Chief Executive, Boy Scouts
                                                                                          of America (1985-1993).
---------------------------------------------------------------------------------------------------------------------
DR. JOHN E. MAUPIN,    Trustee      August,      President, Meharry          37           Director, VALIC Company I
JR.                                  1998        Medical College,                         (1998-Present); Director,
2929 Allen Parkway                               Nashville, Tennessee                     Monarch Dental Corporation
Houston, Texas 77019                             (1994-Present).                          (1997-Present); Director,
10/28/46                                                                                  Pinnacle Financial
                                                                                          Partners, Inc.
                                                                                          (2000-Present).  Formerly,
                                                                                          Director/Trustee,
                                                                                          CypressTree Senior Floatin
                                                                                          Rate Fund, Inc., North     g
                                                                                          American Funds, North
                                                                                          American Senior Floating
                                                                                          Rate Fund, Inc.
                                                                                          (2000-2001); Director,
                                                                                          LifePoint Hospitals, Inc.
                                                                                          (1998-1999).

---------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------

ROBERT P. CONDON       Trustee      October,     President, VALIC            37           Director and Chairman of
2929 Allen Parkway     and           2001        (2000-Present); Executive                the Board, VALIC Company I
Houston, Texas 77019   Chairman                  Vice President, Sales and                (2001-Present).
12/28/41               of the                    Marketing, American
                       Board                     General Retirement
                                                 Services (1999-Present).
                                                 Formerly, Executive Vice
                                                 President, Fidelity
                                                 Federal Bank (1993-1999).
---------------------------------------------------------------------------------------------------------------------

-----------------     ---------      -----      -----------------------    ------------   ---------------------------
                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                                                             IN FUND
                      POSITIONS      DATE                                   COMPLEX
NAME, ADDRESS AND        HELD       SERVICE     PRINCIPAL OCCUPATION (S)    OVERSEEN       OTHER DIRECTORSHIPS HELD
  DATE OF BIRTH       WITH FUND      BEGAN        DURING PAST 5 YEARS      BY TRUSTEE(1)         BY TRUSTEE(2)
-----------------     ---------      -----      -----------------------    ------------   ---------------------------
PAIGE T. DAVIS         Trustee      July, 2002   Formerly, Regional          37           Director, VALIC Company I
2929 Allen Parkway                               Manager, VALIC                           (2002-Present); Director,
Houston, Texas 77019                             (1976-2001).                             Maryland African American
07/04/43                                                                                  Museum Corporation
                                                                                          (1999-Present); Director,
                                                                                          Maryland Racing Commission
                                                                                          (1996-Present); Director,
                                                                                          Morgan State University
                                                                                          Foundation, Inc.
                                                                                          (1998-Present); Director,
                                                                                          Maryland Health and Higher
                                                                                          Education Facilities
                                                                                          Authority (1987-Present);
                                                                                          Formerly, Director, Howard
                                                                                          County General Hospital,
                                                                                          Inc. (1995-2001).
---------------------------------------------------------------------------------------------------------------------
PETER A. HARBECK       Trustee      October,     President and Chief         80           Director, VALIC Company I
The SunAmerica Center                 2001       Executive Officer, SAAMCo                (2001-Present); Director,
733 Third Avenue                                 (1995-Present);                          AIG Asset Management
New York, New York                               President, SunAmerica                    International, Inc.
10017                                            Fund Services, Inc.                      (2000-Present); Managing
01/23/54                                         (1988-Present).                          Director, John McStay
                                                                                          Investment Counsel, L.P.
                                                                                          (1999-Present; Director,
                                                                                          SunAmerica Capital
                                                                                          Services, Inc.
                                                                                          (1993-Present); Director,
                                                                                          SAAMCo (1995-Present);
                                                                                          Director/Trustee, Anchor
                                                                                          Series Trust, SunAmerica
                                                                                          Senior Floating Rate Fund,
                                                                                          Inc., SunAmerica Income
                                                                                          Funds, SunAmerica Equity
                                                                                          Funds, SunAmerica Style
                                                                                          Select Series, Inc.,
                                                                                          SunAmerica Strategic
                                                                                          Investment Series,
                                                                                          SunAmerica Money Market
                                                                                          Funds (1994-Present);
                                                                                          Director, SunAmerica Fund
                                                                                          Services, Inc.
                                                                                          (1988-Present).
---------------------------------------------------------------------------------------------------------------------


OFFICERS
---------------------------------------------------------------------------------------------------------------------
EVELYN M. CURRAN       President    October,     President and Principal     N/A          N/A
2919 Allen Parkway     and           2002        Executive Officer
Houston, Texas 77019   Principal                 (2002-Present); Vice
06/04/65               Executive                 President, Variable
                       Officer                   Products and Funds VALIC
                                                 (2001-Present).
                                                 Formerly, Vice President,
                                                 Series Company and VALIC
                                                 Company I (2001-2002);
                                                 Vice President, American
                                                 General Fund Group
                                                 (1999-Present).  Senior
                                                 Attorney, American
                                                 General Corporation
                                                 (1997-1999).
---------------------------------------------------------------------------------------------------------------------


-----------------     ---------      -----      -----------------------    ------------   ---------------------------
                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                                                             IN FUND
                      POSITIONS      DATE                                   COMPLEX
NAME, ADDRESS AND        HELD       SERVICE     PRINCIPAL OCCUPATION (S)    OVERSEEN       OTHER DIRECTORSHIPS HELD
  DATE OF BIRTH       WITH FUND      BEGAN        DURING PAST 5 YEARS      BY TRUSTEE(1)        BY TRUSTEE(2)
-----------------     ---------      -----      -----------------------    ------------   ---------------------------
NORI L. GABERT         Vice         October,     Vice President and          N/A          N/A
2929 Allen Parkway     President     2000        Associate General
Houston, Texas 77019   and                       Counsel, SAAMCo
08/15/53               Secretary                 (2001-Present); Vice
                                                 President and Assistant
                                                 Secretary, Anchor Series
                                                 Trust, Seasons Series
                                                 Trust and SunAmerica
                                                 Series Trust
                                                 (2001-Present); Vice
                                                 President, Series Company
                                                 and VALIC Company I
                                                 (1998-Present); Secretary,
                                                 Series Company and VALIC
                                                 Company I (2000-Present);
                                                 Formerly, Associate
                                                 General Counsel, American
                                                 General Corporation,
                                                 (1997-2001); Assistant
                                                 Secretary, Series Company
                                                 and VALIC Company II
                                                 (1998-2000).
---------------------------------------------------------------------------------------------------------------------
DONNA M. HANDEL        Vice         October,     Vice President and          N/A          N/A
Harborside Financial   President     2001        Assistant Treasurer,
Center                 and                       VALIC Company I
3200 Plaza Five        Assistant                 (2001-Present); Vice
Jersey City,           Treasurer                 President (2001-Present)
New Jersey                                       and Assistant Treasurer
07311-4992                                       (1999-Present), Seasons
06/25/66                                         Series Trust; Vice
                                                 President, SAAMCo
                                                 (1996-Present); Vice
                                                 President (2000-Present)
                                                 and Assistant Treasurer
                                                 (1996-Present), SunAmerica
                                                 Equity Funds, SunAmerica
                                                 Income Funds and
                                                 SunAmerica Money Market
                                                 Funds, Inc. , Anchor
                                                 Series Trust, SunAmerica
                                                 Style Select Series, Inc.;
                                                 Vice President
                                                 (2000-Present) and
                                                 Assistant Treasurer
                                                 (1999-Present), SunAmerica
                                                 Strategic Investment
                                                 Series, Inc.
---------------------------------------------------------------------------------------------------------------------
GREGORY R.  KINGSTON   Treasurer    October,     Treasurer and Principal     N/A          N/A
2919 Allen Parkway     and           2002        Financial Officer, Series
Houston, Texas 77019   Principal                 Company and VALIC Company
01/18/66               Financial                 I (2002-Present); Vice
                       Officer                   President and Assistant
                                                 Treasurer, Anchor Pathway
                                                 Fund, Seasons Series
                                                 Trust (2001-Present);
                                                 Treasurer, VALIC Company
                                                 I (2000-2002).  Formerly,
                                                 Vice President, American
                                                 General Investment
                                                 Management, L.P.
                                                 (1999-2001); Assistant
                                                 Treasurer, First
                                                 Investors Management Co.
                                                 (1994-1999).
---------------------------------------------------------------------------------------------------------------------


-----------------     ---------      -----      -----------------------    ------------   ---------------------------
                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                                                             IN FUND
                      POSITIONS      DATE                                   COMPLEX
NAME, ADDRESS AND        HELD       SERVICE     PRINCIPAL OCCUPATION (S)    OVERSEEN       OTHER DIRECTORSHIPS HELD
  DATE OF BIRTH       WITH FUND      BEGAN        DURING PAST 5 YEARS      BY TRUSTEE(1)         BY TRUSTEE(2)
-----------------     ---------      -----      -----------------------    ------------   ---------------------------
JOHN PACKS             Vice         October,     Vice President and Senior   N/A          N/A
99 High Street         President    2001         Investment Officer,
Boston, Massachusetts  and                       Series Company and VALIC
02110                  Senior                    Company I (2001-Present);
12/09/55               Investment                Senior Investment
                       Officer                   Officer, VALIC
                                                 (2001-Present).
                                                 Formerly, Senior Vice
                                                 President-Investment
                                                 Research, American
                                                 General Fund Group
                                                 (2000-2001); Principal,
                                                 Cypress Holding Company
                                                 (1995-2000).
---------------------------------------------------------------------------------------------------------------------
ROBERT M. ZAKEM        Vice         October,     Senior Vice President and   N/A          N/A
Harborside Financial   President     2001        General Counsel, SAAMCo
Center                 and                       (1993-Present); Executive
3200 Plaza Five        Assistant                 Vice President, General
Jersey City,           Secretary                 Counsel and Director,
New Jersey                                       SunAmerica Capital
07311-4992                                       Services, Inc.
01/26/58                                         (1993-Present); Vice
                                                 President, General Counsel
                                                 and Assistant Secretary,
                                                 SunAmerica Fund Services,
                                                 Inc. (1994-Present);
                                                 Secretary and Chief
                                                 Compliance Officer,
                                                 SunAmerica Mutual Funds
                                                 and Anchor Series Trust
                                                 (1993-Present), Style
                                                 Select (1996-Present),
                                                 SunAmerica Strategic
                                                 Investment Series, Inc.
                                                 (1999-Present); Vice
                                                 President and Assistant
                                                 Secretary, Seasons Series
                                                 Trust (1997-Present); Vice
                                                 President and Assistant
                                                 Secretary, VALIC Company I
                                                 (2001-Present).
---------------------------------------------------------------------------------------------------------------------



Independent Trustees receive an annual retainer of $11,400 and a quarterly meeting fee of $2,200. Audit Committee and Nominating Committee members receive an additional $500 for each committee meeting attended. Committee chairs receive an additional $250 for each committee meeting chaired. The Independent Trustees are reimbursed for certain out-of-pocket expenses by the Series Company.



The Series Company has an Audit Committee. The Series Company's Audit Committee consists of Dr. Lancaster (Chairman), Mr. Devin, Dr. Ebner, Dr. Hackerman, Mr. Love and Dr. Maupin. The Audit Committee recommends to the Board the selection of independent auditors for the Series Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. During the fiscal year ended August 31, 2002, the Audit Committee held two meetings. The Series Company has a Nominating Committee. The Series Company's Nominating Committee consists of Mr. Love (Chairman), Dr. Craven, Judge Gonzales, Dr. Hackerman and Mr. Lavery. The Nominating Committee recommends to the Board nominees for independent trustee membership, reviews governance procedures and Board composition, and periodically reviews trustee compensation. The Series Company does not have a standing compensation committee. During the fiscal year ended August 31, 2002, the Nominating Committee held three meetings.

The Trustees and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of August 31, 2002.


                           TRUSTEE OWNERSHIP OF SHARES


The following table shows the dollar range of shares beneficially owned by each Trustee.



INDEPENDENT TRUSTEES

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                           DOLLAR RANGE OF EQUITY SECURITIES    INVESTMENT COMPANIES OVERSEEN BY
           NAME OF TRUSTEE                            IN THE FUND(1)                 TRUSTEE IN FUND FAMILY(2)
--------------------------------------------------------------------------------------------------------------------
  Dr. Judith L. Craven                                    $0                                  $0
  William F. Devin                                         0                                   0
  Dr. Timothy J. Ebner                                     0                                   0
  Judge Gustavo E. Gonzales, Jr.                           0                                   0
  Dr. Norman Hackerman                                     0                                   0
  Dr. John W. Lancaster                                    0                                   0
  Kenneth J. Lavery                                        0                                   0
  Ben H. Love                                              0                                   0
  Dr. John E. Maupin, Jr.                                  0                                    0



------------------------
1        Includes the value of shares beneficially owned by each Trustee in the Series Company as of August 31, 2002.
2        Includes the Series Company (15 series) and VALIC Company I (22 series).



INTERESTED TRUSTEES

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                           DOLLAR RANGE OF EQUITY SECURITIES    INVESTMENT COMPANIES OVERSEEN BY
           NAME OF TRUSTEE                            IN THE FUND                    TRUSTEE IN FUND FAMILY
--------------------------------------------------------------------------------------------------------------------
  Robert P. Condon                                        $0                                   $0
  Paige T. Davis                                           0                                    0
  Peter A. Harbeck                                         0                                    0



As of August 31, 2002, no Independent Trustee nor any of his or her immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION OF INDEPENDENT TRUSTEES



The following table sets forth information regarding compensation and benefits earned by the Independent Trustees for the fiscal year ending August 31, 2002. Interested Trustees (Messrs. Condon and Harbeck were elected to the Board on October 22, 2001; Mr. Davis was elected to the Board effective July 15, 2002) are not eligible for compensation or retirement benefits and thus, are not shown in the Compensation Table.



                               COMPENSATION TABLE
                        FISCAL YEAR ENDED AUGUST 31, 2002



                                         AGGREGATE           TOTAL COMPENSATION FROM        PENSION OR RETIREMENT
                                     COMPENSATION FROM         FUND COMPLEX PAID TO        BENEFITS ACCRUED AS PART
         NAME OF TRUSTEE               SERIES COMPANY               TRUSTEES (1)              OF FUND EXPENSES (2)

  Dr. Judith L. Craven                           $18,268                     $111,852                        $21,029
  William Devin (5)                               18,200                      107,189                          4,112
  Dr. Timothy Ebner (3)                           15,740                       48,447                         15,178
  Judge Gustavo E. Gonzales(3)                    16,442                       53,096                         25,493
  Dr. Norman Hackerman                            18,287                       59,496                         21,156
  Dr. John W. Lancaster                           18,228                       58,244                         21,109
  Kenneth J. Lavery(5)                            18,219                       56,500                          4,883
  Ben H. Love                                     18,272                       58,996                         27,077
  Dr. John E. Maupin, Jr.                         18,219                       57,496                         19,145
  Dr. F. Robert Paulsen (4)                        7,287                       11,246                         39,544



-------------------

         1        Includes the Series Company, VALIC Company I, SunAmerica
                  Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica
                  Equity Funds, SunAmerica Style Select Series, SunAmerica
                  Strategic Investment Series and SunAmerica Money Market Funds.
         2        All current trustees would earn ten or more years of service as of their normal retirement date.  Complete years of services earned as of August 31, 2002, are as follows:  Drs.
                  Hackerman, Lancaster and Mr. Love - 10 or greater; Drs. Craven, Ebner, Maupin and Judge
                  Gonzales - approximately 4 years.
         3        Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred
                  Compensation Plan discussed below.  As of August 31, 2002, the current value of the deferred compensation is $3,432 and $2,191 for Dr. Ebner and Mr. Gonzales, respectively.
         4        Dr. Paulsen resigned as a Trustee effective December 31, 2001.
         5        Messrs. Devin and Lavery were elected to the Board on October 22, 2001.


Effective January 1, 2001, the Board of Trustees approved a Deferred Compensation Plan (the "Deferred Plan") for its Independent Trustees who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Trustees to elect to defer receipt of all or some portion of the fees payable to them for their services to VC II, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Trustee may make an annual election to defer all or a portion of his/her future compensation from VC II.


The Series Company also offers Independent Trustees a retirement plan ("Retirement Plan") with benefits based upon the trustee's years of service and compensation at the time of retirement. The Series Company is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan including without limitation all administrative, accounting and legal fees. Benefits vested under the Retirement Plan are payable for a ten-year period. Additional years of service will not increase benefits.



The Retirement Plan provides for any Independent Trustee who has at least five years of consecutive service to be eligible to receive retirement benefits under the Retirement Plan. An Independent Trustee may retire upon attaining the age of 67 and must retire as of the last day of the calendar year in which he or she attains the age of 75. Any Independent Trustee who is 75 years of age or older on the date the Retirement Plan is adopted by the Board of Trustees of the Series Company may retire under the provisions of the Retirement Plan and may obtain the full benefits available to him or her under the Retirement Plan. Any Independent Trustee may receive retirement benefits under the Retirement Plan even if he or she retires before age 67 after five years of service if the Nominating Committee in its sole judgement determines that as a consequence of ill health, disability or for any other reason the earlier retirement date is appropriate.



Retirement benefits under the Retirement Plan begin at 50% of an Independent Trustee's total compensation with five years of service and increases by 10% for each year of service by such Independent Trustee in excess of five years of service up to a maximum amount of 100% of the total compensation for any Independent Trustee who has completed ten or more years of service. Estimated benefits are as follows:


            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

                         YEARS OF SERVICE AT RETIREMENT


 COMPENSATION AT
    RETIREMENT         5 YEARS          6 YEARS         7 YEARS          8 YEARS          9 YEARS     10 OR MORE YEARS
     $20,000           $10,000          $12,000         $14,000          $16,000          $18,000         $20,000
     $30,000           $15,000          $18,000         $21,000          $24,000          $27,000         $30,000
     $40,000           $20,000          $24,000         $28,000          $32,000          $36,000         $40,000
     $50,000           $25,000          $30,000         $35,000          $40,000          $45,000         $50,000
     $60,000           $30,000          $36,000         $42,000          $48,000          $54,000         $60,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Trustee earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.